                                                                   EXHIBIT 10.15

                          ==========================


                       TECHNOLOGY DEVELOPMENT AND LICENSE
                                   AGREEMENT


                                 by and between

                      INTERTRUST TECHNOLOGIES CORPORATION

                                      and

                            MITSUBISHI CORPORATION



                          ==========================



                          __________________________


                               October 7, 1996

                          __________________________



---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE 1. DEFINITIONS AND RULES OF CONSTRUCTION...........................   2

     1.1   Definitions.....................................................   2
     1.2   Rules of Construction...........................................   9

ARTICLE 2. TECHNOLOGY ACCESS AND SUPPORT...................................  10

     2.1   Technology Access...............................................  10
     2.2   InterTrust Assistance...........................................  10
     2.3   Correction of Material Defects..................................  11
     2.4   Status Meetings.................................................  11
     2.5   Dedicated Personnel.............................................  11

ARTICLE 3. COOPERATIVE DEVELOPMENT.........................................  11

     3.1   Cooperative Development of Trading Model Application............  11
     3.2   Additional Cooperative Applications.............................  12
     3.3   Development Fees................................................  13

ARTICLE 4. LIMITED LICENSE GRANT AND RESTRICTIONS..........................  13

     4.1   License Grant During Option Period..............................  13
     4.2   License Restrictions and Related Covenants......................  14

ARTICLE 5. MBC OPTION FOR BROADER INTERTRUST LICENSE.......................  14

     5.1   MBC Option......................................................  14
     5.2   License Grant...................................................  15
     5.3   Sublicense Rights...............................................  16
     5.4   No Additional Licenses..........................................  17
     5.5   General Restrictions............................................  18

ARTICLE 6. MBC SUPPORT AND ADDITIONAL COVENANTS............................  18

     6.1   MBC Support of InterTrust Technology............................  18
     6.2   Customer Agreements.............................................  24
     6.3   Legends and Notices.............................................  24
     6.4   InterTrust Trademarks...........................................  25
     6.5   MBC's Use of MBC Trademarks on Cooperative
           Applications and MBC Products...................................  26
     6.6   MBC Trademarks..................................................  26

     6.7    Technology Advisory Committee..................................  26

ARTICLE 7.  LICENSE FEES AND PAYMENT TERMS.................................  27

     7.1    Fees and Royalties.............................................  27
     7.2    Other Fees.....................................................  29
     7.3    Payment Procedure..............................................  29
     7.4    Currency.......................................................  29
     7.5    Taxes..........................................................  30
     7.6    Interest.......................................................  30
     7.7    Audit..........................................................  30

ARTICLE 8.  PROPRIETARY INFORMATION AND OWNERSHIP..........................  31

     8.1    InterTrust Ownership...........................................  31
     8.2    MBC Ownership..................................................  31
     8.3    Joint Ownership................................................  31
     8.4    MBC License....................................................  31

ARTICLE 9  CONFIDENTIALITY.................................................  32

     9.1    InterTrust Technical Information...............................  32
     9.2    MBC Technical Information......................................  34
     9.3    Exceptions.....................................................  34
     9.4    Confidentiality of Agreement and Publicity.....................  34
     9.5    Confidentiality of Payments, Audit and
            Certification Testing..........................................  35
     9.6    Survival of the NDA............................................  35

ARTICLE 10  REPRESENTATIONS AND WARRANTIES.................................  35

     10.1   Representations and Warranties of Both Parties.................  35
     10.2   Representations and Warranties of InterTrust...................  36
     10.3   Limitation.....................................................  36

ARTICLE 11. INDEMNIFICATION AND REMEDIES...................................  36

     11.1   Indemnification................................................  36
     11.2   Cumulative Remedies............................................  38
     11.3   Equitable Remedies.............................................  38
     11.4   Exclusion of Damages...........................................  39

ARTICLE 12. TERM AND TERMINATION...........................................  39

     12.1   Agreement......................................................  39
     12.2   Events of Termination..........................................  39
     12.3   Effect of Termination..........................................  41

     12.4   Survival......................................................   41

ARTICLE 13. EXPORT........................................................   42

     13.1   Compliance with Law and Export Controls.......................   42
     13.2   Failure to Obtain Export Approval.............................   42

ARTICLE 14. MISCELLANEOUS.................................................   43

     14.1   Governing Law.................................................   43
     14.2   Venue and Jurisdiction........................................   43
     14.3   Amendment or Modification.....................................   44
     14.4   No Assignment.................................................   44
     14.5   Notices.......................................................   44
     14.6   Waiver........................................................   45
     14.7   No Third Party Beneficiaries..................................   45
     14.8   No Agency.....................................................   45
     14.9   Recovery of Costs and Expenses................................   45
     14.10  Severability..................................................   46
     14.11  Counterparts; Facsimiles......................................   46
     14.12  Force Majeure.................................................   46
     14.13  English Translation...........................................   46
     14.14  Entire Agreement..............................................   46

EXHIBIT A.................................................................  A-1
EXHIBIT B.................................................................  B-1
EXHIBIT C.................................................................  C-1
EXHIBIT D.................................................................  D-1
EXHIBIT E.................................................................  E-1
EXHIBIT F.................................................................  F-1
EXHIBIT G.................................................................  G-1

                                                                    CONFIDENTIAL

                 TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT


THIS TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT (this "Agreement") is made and
                                                         ---------
entered into as of the _____ day of October, 1996 (the "Effective Date") by and
                                                        --------------
between:

     (i) INTERTRUST TECHNOLOGIES CORPORATION, formerly Electronic Publishing Resources, Inc., a Delaware corporation ("InterTrust"), with offices
                                                    ----------
          at 460 Oakmead Parkway, Sunnyvale, California 94086-4708; and

     (ii) MITSUBISHI CORPORATION, a Japanese corporation ("MBC"), with offices
                                                           ---
          at 6-3, Marunouchi 2-Chome, Chiyoda-ku, Tokyo, Japan;

(individually, a "Party", and collectively, the "Parties") with reference to the
                  -----                          -------
following:


                                   RECITALS

A. InterTrust has developed and is continuing to develop a unique, general purpose architecture for, among other things, rights protection and event management related to electronic commerce. InterTrust's technology is designed to support an interoperable foundation for the electronic marketplace.

B. MBC is engaged in the business of trading goods and services and is interested in: (i) developing and establishing an electronic trading environment incorporating InterTrust's technology, including electronic commerce trading capabilities on the Internet's World Wide Web; (ii) developing and establishing advertising technology and services to serve the World Wide Web; (iii) providing clearinghouse services for transactions that are performed in connection with such electronic trading and advertising environments; and (iv) providing further electronic commerce applications and services related thereto.

C. As discussed by the Parties and as described in the Parties' Memorandum of Understanding dated April 2, 1996: (i) MBC, with the assistance of InterTrust, intends to develop a trading model for electronic trading and such other Cooperative Applications as the Parties may mutually agree; and
     (ii) InterTrust intends to grant MBC certain licenses to use and incorporate InterTrust Technology in MBC's products and services for use in connection with electronic commerce activities as set forth herein.

D. In furtherance of the relationship between the Parties, InterTrust and MBC will also enter into a Series B Preferred Stock Purchase Agreement (in the form attached hereto as Exhibit A) (the "Stock Purchase Agreement") at a
                                              ------------------------
     closing to be held concurrent with the receipt by InterTrust of the sum set forth in Section 7.1 (a)(i) hereof (the "Closing").
                                              -------

MBC/Intertrust Agreement

E. This Agreement, together with the Stock Purchase Agreement, sets forth the terms and conditions with respect to, respectively: (i) the licensing of InterTrust Technology and cooperative development of the Trading Model Cooperative Application and certain other Cooperative Applications; and
     (ii) MBC's investment in InterTrust.


                                   AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following terms and conditions:

              ARTICLE 1.  DEFINITIONS AND RULES OF CONSTRUCTION.

     1.1  Definitions.  In addition to the other capitalized terms defined
          -----------
elsewhere in this Agreement, the following terms shall have the meanings set forth below:

          "Active Key Technology" means: (i) MBC's proprietary metering system
           ---------------------
     that is based on a central server that securely performs certain metering and fulfillment functions by (a) transmitting a decryption key from such central server to a user's computing system each time such user engages in the decrypting of encrypted content and (b) auditing and recording the transmission of such decryption keys from such central server to enable payment fulfillment; and (ii) such extensions, modifications, improvements or alterations made to such technology in the future.

          "Affiliate" or a Person "affiliated" with another Person, means a
           ---------
     Person that directly or indirectly owns or controls more than fifty percent (50%) of the ownership interest of such other Person, which interest represents the right to: (i) elect the board of directors or other similar managing authority; or (ii) generally make or cause the making of management decisions directly; provided, however, that an Affiliate shall
                                    --------  -------  ----
     remain an Affiliate for only so long as such ownership interest remains in effect.

          "Application Products" means any software tool, template, application
           --------------------
     system or other software product that: (i) is developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Application Software, and/or Modified Technology in either Object Code and/or Source Code, in accordance with the licenses granted by InterTrust to MBC hereunder; (iii) is not enabled to permit the performance of any Clearinghouse Functions; and (iv) is in Compliance with InterTrust Specifications.

          "Authorized Application Software" means such software representations
           -------------------------------
     of InterTrust Technology in Object Code and/or in Source Code (solely as such Object Code and Source Code are identified and designated by InterTrust on Exhibit B, which Exhibit may be amended from time to time by InterTrust in its sole discretion), that are permitted

                                                                    CONFIDENTIAL
     for distribution in accordance with the applicable licenses hereunder and as incorporated in Application Products in such form as specified on Exhibit B.

          "Authorized Clearinghouse Provider" means any Person that is expressly
           ---------------------------------
     licensed by InterTrust to engage in specified Clearinghouse Function activities and services, but only to the extent: (i) of the scope of such license; and (ii) that such license is valid and in force.

          "Authorized Clearinghouse Software" means such software
           ---------------------------------
     representations of InterTrust Technology in Object Code form (solely as such Object Code is identified and designated by InterTrust on Exhibit B, which Exhibit may be amended from time to time by InterTrust in its sole discretion), that are permitted for distribution, as incorporated in Clearinghouse Products, in accordance with the applicable licenses hereunder.

          "Clearinghouse Function(s)" means any one or more activities, as well
           -------------------------
     as services resulting therefrom, that use any InterTrust Technology and/or Modified Technology, or use information derived at least in part from use of such technology, to: (i) enable payment fulfillment or provision of other consideration (including service fees, product fees or any other fees and/or charges) based at least in part on a Control Use; (ii) perform audit, billing, payment fulfillment (or provision of other consideration) and/or other clearing activities involving more than one Person; and/or
     (iii) compile, aggregate, use and/or provide information relating to more than one Person's use of one or more Secure Containers and/or Content, including Contents of Secure Containers or any other Content Managed at least in part using any InterTrust Technology and/or Modified Technology. Clearinghouse Functions shall include, for example: (a) financial clearing; (b) providing object registry services and rights, permissions, prices, and/or other Rules and Controls information for registered objects;
     (c) electronically certifying information used with or required by Rules and Controls such as authenticating identity, class membership or other attributes of rights context; (d) providing information based upon usage auditing, user profiling, and/or market surveying related to more than one Person's use of one or more Secure Containers and/or Content; and (e) employing information derived from user exposure to Content, such as advertising.

          "Clearinghouse Products" means any software tool, template,
           ----------------------
     application system or other product that: (i) is developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Clearinghouse Software, and/or Modified Technology only in Object Code, in accordance with the licenses granted by InterTrust to MBC hereunder; (iii) is enabled to permit the performance of any Clearinghouse Functions; and
     (iv) is in Compliance with InterTrust Specifications.

          "Clearinghouse Prototype Components" means certain software components
           ----------------------------------
     of InterTrust Technology, as set forth on Exhibit B as part of the SDK 1.0, that are designed to provide sample software for development of Clearinghouse Products.

                                                                    CONFIDENTIAL

          "Compliance" or "Compliant" means fully consistent with and fully
           ----------      ---------
     conforming to all applicable portions of: (i) the most current version of the InterTrust Specifications (including, as applicable, any New Specification, as defined in Section 6.1(b) hereof) existing on the date of MBC's first distribution, sale or other transfer of any applicable Cooperative Application, MBC Product, or first use thereof in connection with any service associated therewith, as the case may be; and thereafter
     (ii) the most current InterTrust Specifications in accordance with Section 6.1(b) hereof, as applied to any such Cooperative Application, MBC Product or service associated therewith. A Cooperative Application, MBC Product, or any service associated therewith that has not passed any required certification tests as set forth in Section 6.1 hereof shall be deemed non-Compliant with InterTrust Specifications.

          "Content(s)" means any analog or digital information representing, for
           ----------
     example: text, graphics, animation, video, sound, still images, computer programs or executable components, and data. Content shall include, for example, any electronic representation of: (i) Rules and Controls; and
     (ii) electronic information derived from the Management of Content.

          "Content Transaction" means any event or combination of events:  (i)
           -------------------
     Managed, in whole or in part, through the use of any InterTrust Technology and/or Modified Technology; and (ii) in connection with which compensation (or other consideration) is due or payable to MBC and/or any other one or more Persons, at least in part, for any (a) sale, rental, lease, license, vending and/or other comparable provision of rights related to Content, or
     (b) use of, including any interaction with, Content (including provision of access to Content or production of modified Content).

          "Control Use" means any use of InterTrust Technology and/or Modified
           -----------
     Technology to Manage Content including initiating and/or otherwise governing any consequence related to the use and/or processing of Content and/or provision of goods or services conveyed by or associated with such Content. Control Use shall include, for example: (i) metering, auditing, charging, and/or billing, for access to or any other interaction with any Content; and/or (ii) administering permitted and/or prohibited uses of Content.

          "Cooperative Application(s)" means any Application Product and/or
           --------------------------
     Clearinghouse Product that: (i) is developed pursuant to the Trading Model Cooperative Project Plan or an applicable Cooperative Application Project Plan in accordance with Sections 3.1 and 3.2 hereof, respectively;
     (ii) is marketed solely under any MBC Trademarks (except where use of InterTrust Trademarks is also required hereunder, or other trademarks of Persons are also included in a limited manner to identify technology or services associated therewith) all in accordance with Section 6.5 and other provisions hereof; (iii) is in Compliance with the InterTrust Specifications; and (iv) directly contains or incorporates InterTrust Technology solely in the form of, as applicable, Authorized Application Software or Authorized Clearinghouse Software, and/or Modified

                                                                    CONFIDENTIAL

     Technology solely in Object Code, in accordance with the licenses granted by InterTrust to MBC hereunder.

          "Customer" means any Person that receives or acquires a Cooperative
           --------
     Application or Licensed Product from MBC (as provided hereunder) with a present intention: (i) to use such application or product privately as an end-user, or further distribute such application or product, without modification, to an end-user or one or more other Persons for distribution, without modification, to an end-user; or (ii) to use such products solely to develop and market a Vertical Application under MBC Trademarks.
     Customer shall not include any Person who has a present intention to perform any Clearinghouse Function unless such Person is an Authorized Clearinghouse Provider.

          "DigiBox(TM) Technology" means certain InterTrust technology designed
           ----------------------
     to implement Secure Containers and assist in the Management of Content associated with Secure Containers.

          "Distributable Documentation" means such portions of the Documentation
           ---------------------------
     that InterTrust has specifically and in writing identified as being suitable for general distribution by MBC to Customers, as such portions of the Documentation may from time to time be cataloged by InterTrust and provided to MBC.

          "Documentation" means certain English language versions of
           -------------
     documentation and/or instructions as specifically designated by InterTrust that may assist MBC and/or its Customers (as specified by InterTrust) in the use of InterTrust Technology and that InterTrust may from time to time provide with the InterTrust Technology (including any Distributable Documentation) as initially identified in Exhibit B hereto, which Exhibit may be amended from time to time by InterTrust in its sole discretion.

          "Gross Commercial Value"  means all sums of money, and/or the fair
           ----------------------
     market value of any other consideration, charged or provided in connection with a Content Transaction, and/or in connection with performing any other activity within the Clearinghouse Functions. Such consideration shall include consideration based upon Management of Content or information derived at least in part therefrom, including, for example, consideration:
     (i) paid by a user as a consequence of, for example, user exposure to, or other interaction with, Content; (ii) paid by a user as a consequence of the acquisition of one or more rights related to said Content; or (iii) paid by a proxy or subsidizing payer (such as an advertiser) based upon user exposure to or other interaction with Content, where, for example, after (due to or based on) receipt of information about user exposure to Content, such advertiser pays consideration based at least in part on value resulting from such exposure or interaction. Notwithstanding the foregoing, Gross Commercial Value shall not include any sales, use, value-added or other taxes (except withholding taxes) imposed by any national, state, local or foreign government and paid by MBC as a consequence of clearing a Content Transaction and/or as a consequence of performing any other activities within the Clearinghouse Functions.

                                                                    CONFIDENTIAL

          "Intellectual Property Rights" means all patents, patent rights,
           ----------------------------
     copyrights, trademarks, trade secrets, and other proprietary rights in any jurisdiction, and all applications and registrations therefor.

          "InterTrust Commerce Technology" means certain InterTrust technology
           ------------------------------
     directly relating to distributed rights management and/or distributed electronic commerce Management systems and methods, including, without limitation, the InterTrust products described in Exhibit B hereto.

          "InterTrust Specifications" means the InterTrust Technology
           -------------------------
     specifications, as established or modified by InterTrust in its sole discretion in accordance with Section 6.1(b) hereof, that are provided to MBC. Such InterTrust Specifications may include: (i) required design criteria for products and services employing InterTrust Technology and Modified Technology, including, for example, product and related criteria for ensuring the architectural and functional integrity, standardization, security capability, and interoperability of InterTrust based technology, components, products and services (including, for example, criteria for electronic environments employing InterTrust Commerce Technology for rights and/or other event related process management); (ii) procedures and requirements for installation, initialization, backup, restore and security updates; and (iii) required certification tests and procedures to verify Compliance of Licensed Products, Cooperative Applications and related services with such InterTrust Specifications.

          "InterTrust Technology" means any technology developed by and/or for
           ---------------------
     InterTrust directly related to electronic rights and/or event management and made available by InterTrust to MBC under this Agreement including, without limitation, certain InterTrust Commerce Technology and Documentation, as referenced in Exhibit B hereto (as such Exhibit may be modified by InterTrust in its sole discretion from time to time to accommodate, for example, any updates and upgrade releases made available pursuant to Section 2.1 hereof).

          "InterTrust Trademarks" means InterTrust's names, logos and other
           ---------------------
     marks as listed on Exhibit C hereto, as such Exhibit may be modified by InterTrust from time to time.

          "Japanese Company" means any entity organized under the laws of Japan
           ----------------
     that is not owned or controlled, directly or indirectly, by an Affiliate organized under the laws of any jurisdiction other than the laws of Japan.

          "Kernel Technology" means those components of InterTrust Technology
           -----------------
     described by InterTrust on Exhibit B hereto as core technologies of such InterTrust Technology, as such core technologies thereon may be amended from time to time by InterTrust in its sole discretion.

                                                                    CONFIDENTIAL

          "Licensed Rights" means all of InterTrust's worldwide Intellectual
           ---------------
     Property Rights (other than trademark rights) in and to the InterTrust Technology, the Modified Technology and/or the Cooperative Applications, that InterTrust (during the term of this Agreement) owns or has the right to grant licenses of the scope granted herein without the agreement of, or requirement for payment (or the granting of other consideration) to, any Person.

          "MBC Product(s)" means any Application Product(s) and/or Clearinghouse
           --------------
     Product(s) (other than Cooperative Application(s)) that: (i) is developed by MBC; and (ii) is branded and marketed solely under the MBC Trademarks (except where use of InterTrust Trademarks is also required herein, or other trademarks of Persons are also included in a limited manner to identify technology or services associated therewith) and as stipulated in
     Section 6.5 and other provisions hereof.

          "MBC Trademarks" means any names, logos and other marks owned or
           --------------
     licensed for use exclusively by MBC or its Affiliates, that are limited in use exclusively to representing the identities of such companies and over which MBC and/or such Affiliates exercise exclusive control with respect to the commercial use thereof. Such MBC Trademarks are listed on Exhibit C hereto, as such Exhibit C may be modified by MBC from time to time.

          "Manage" or "Management" means any form of electronic governance,
           ----------------------
     regulation, management and/or control, in any way and by any means, of, as applicable in the context in which reference is made herein: (i) rights, processes and/or obligations related to or associated with use of (including access to, transport of, and/or storage of), Content, including Content related disposition, and/or consequences thereof; and/or (ii) events or event processes related or associated in any manner to the use of (including access to), attempted use of, and/or disposition of, Content, including any consequences thereof.

          "Material Defects" means defects or bugs in the InterTrust products
           ----------------
     incorporating InterTrust Technology (as defined in Exhibit B hereto) and as delivered by InterTrust to MBC, wherein such defects or bugs cause one or more such InterTrust products to fail to perform: (i) materially in conformance with the capabilities ascribed to such products in the applicable portions of InterTrust Specifications; and (ii) in a commercially reasonable manner in accordance with reasonable software industry practices relating to such capabilities. Material Defects shall not include any defects or bugs introduced as a result of any modification of (or to) the InterTrust Technology by MBC or any Person.

          "Modified Technology" means all modification of, and enhancements
           -------------------
     and/or additions to, the InterTrust Technology, created by MBC, including without limitation all "derivative works" as such term is defined in the U.S. Copyright Act (17 U.S.C. (S) 101 et seq., as amended), but only to the
                                           -- ---
     extent such modifications, enhancements, additions and/or derivative works are permitted under Article 4 and/or Article 5, as applicable, and elsewhere in this Agreement. Modified Technology shall not include any modifications, enhancements, additions and/or derivative works of InterTrust Technology (or of other

                                                                    CONFIDENTIAL

     Modified Technology) whatsoever, made by or for MBC or any Person that fall outside the scope of this Agreement.

          "Object Code" shall mean the computer executable binary code derived
           -----------
     from compiled Source Code for execution on a computing system.

          "Person" means any individual, corporation, partnership, firm, joint
           ------
     venture, association, joint-stock company, trust, unincorporated organization, government body or agency, or other entity not a Party to this Agreement.

          "Prime Partner" means any Japanese Company or group of Japanese
           -------------
     Companies with whom InterTrust may enter into any agreement or set of agreements, pursuant to which InterTrust directly: (i) provides early access to InterTrust Technology prior to InterTrust's first commercial release thereof to the general public; (ii) undertakes one or more cooperative development projects to jointly develop products based upon InterTrust Technology; (iii) grants a general purpose license to use InterTrust Technology in Japan (excepting limitations with respect to performing Clearinghouse Functions); and (iv) grants a license to perform, and sublicense others to perform, clearing services of a substantially comparable or broader scope than the licenses granted in Sections 5.2 and
     5.3 hereof.

          "Rights User Node" means a client installation that supports
           ----------------
     Management of Content.

          "Rules and Controls" means any information that describes, and/or
           ------------------
     provides means for performing, permitted and/or required operations related to Content, including, for example, Management of such Content.

          "Secure Containers" means electronic containers that:  (i) employ
           -----------------
     cryptographic techniques to provide protection for Content; and (ii) support the use of Rules and Controls to Manage Content.

          "Source Code" shall mean a human-readable, non-executable set of
           -----------
     instructions for a computer program, from which it may be possible, together with related source materials and documentation, to discern the logic, algorithms, internal structure, operating features and any other design characteristic of such computer program.

          "Special Advanced Technology [*]" means the period
           ---------------------------
     commencing on the Effective Date and continuing for [*] months after the cessation of any development work on a first commercial version of the [*] (as provided in Section 3.1, including as an MBC Product pursuant thereto) and/or any other Cooperative Application pursuant to Section 3.2 hereof, but no less than [*] months from the date on which [*] first makes available to [*] the [*] (as set forth on Exhibit [*] hereto); provided
                                                                    --------
     that if [*] ceases such development work and, thereafter, recommences such
     ----

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     development work in accordance herewith, such recommenced development work shall not serve to restart the [*].

          "Systems Developer's Kit 1.0" or "SDK 1.0" means the software tools
           ---------------------------      -------
     and applications incorporating the InterTrust Technology, as provided by InterTrust to MBC under this Agreement and described in Exhibit B hereto (as such Exhibit may be modified from time to time by InterTrust in its discretion).

          "Vertical Applications" means any one or more software programs and/or
           ---------------------
     services employed to support a business model addressing a specific area of business activity, but not broadly: (i) providing general purpose electronic commerce tools; or (ii) supporting other business models, wherein such other models have substantially different characteristics and business operations. Vertical Applications include, for example, software applications employed to support each of the following: (a) electronic Content super-distribution and Content metering; (b) secure banking and funds transfer; or (c) smart card security and control systems.

     1.2  Rules of Construction.  As used in this Agreement, all terms used
          ---------------------
in the singular shall be deemed to include the plural, and vice versa, as the context may require. The words "hereof," "herein" and "hereunder" refer to this
                                 ------    ------       ---------
Agreement as a whole, including any exhibits hereto, as the same may from time to time be amended or supplemented and not to any subdivision contained in this Agreement. When used herein, "including" shall mean "including, without
                               ---------              ---------  -------
limitation," and "discretion" shall mean "sole discretion."  References herein
----------        ----------              ---------------
to section and/or exhibit shall be to the applicable section and/or exhibit in this Agreement. Descriptive headings are inserted for convenience only, and shall not be utilized in interpreting this Agreement. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party. In the event this Agreement is translated into any language other than English, the English language version hereof shall be the sole definitive version.


                   ARTICLE 2. TECHNOLOGY ACCESS AND SUPPORT

     2.1  Technology Access.  InterTrust shall make available to MBC such
          -----------------
InterTrust Technology as set forth on Exhibit B hereto (as such Exhibit may be amended from time to time by InterTrust pursuant to this Agreement), that may include certain related technology that may not be proprietary to InterTrust (the "InterTrust Technology Requirements") (subject to InterTrust's obtaining
      ----------------------------------
appropriate permits and licenses under export control laws as further set forth in Article 13 hereof). InterTrust Technology as made available hereunder will contain the SDK 1.0, with the functionality ascribed thereto as set forth on Exhibit B, and other products that may be specified by InterTrust in its discretion on Exhibit B. InterTrust's estimated schedule for the InterTrust Technology Requirements is initially set forth on Exhibit B and may be revised by InterTrust as reasonably appropriate, in InterTrust's sole reasonable determination. MBC acknowledges and agrees that Clearinghouse Prototype Components and Sample Applications (as defined in Exhibit B) that may be provided to MBC as part of InterTrust Technology are not

                                                                    CONFIDENTIAL

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FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

designed, intended or warranted by InterTrust in any manner for commercial use. For a period of [*] years after the Effective Date, InterTrust will make available to MBC all standard update and upgrade releases to the InterTrust Technology that InterTrust develops from time to time and makes generally available to its Prime Partners. [*]

     2.2  InterTrust Assistance.  After the Closing, InterTrust shall provide
          ---------------------
reasonable training and consulting assistance ("Assistance") to MBC to assist
                                                ----------
MBC in its evaluation and/or use of such InterTrust Technology Requirements (as InterTrust generally makes such Assistance available to its Prime Partners). It is contemplated that such Assistance shall commence in the fourth quarter of 1996, subject, as appropriate, to availability of resources and any requirements of law. Up to a limit of [*] hours of such Assistance, to be measured based upon InterTrust's man-hours expended, shall be made available to MBC per year for a period of [*] years following the Effective Date, without charge except as specified below, subject to reasonable agreement between the Parties on scheduling, availability of resources and related matters. Such Assistance may include certain training sessions to which certain other InterTrust licensees (in addition to MBC) may be invited to attend. In such an event, InterTrust will notify MBC in advance of such other participants. MBC shall be responsible for all expenses: (i) incurred by MBC's personnel in traveling to and attending any training and support meetings; and (ii) in connection with any needed translation services in regards to such training and support meetings. In the event InterTrust's personnel are required to travel from InterTrust's facilities, MBC shall reimburse InterTrust for all actual and reasonable travel, living and out-of-pocket expenses incurred by InterTrust's personnel. In the event that InterTrust or an Affiliate opens an office in Japan, some or all of such Assistance may be made available at such Japanese location in accordance with this Section 2.2. Additional Assistance may be made available by InterTrust to MBC: (a) during the [*] year period following the Effective Date beyond the [*] hours ([*]) allocated; and (b) after such [*] year period. To the extent requested by MBC to provide such additional Assistance, InterTrust shall decide, in the exercise of its sole discretion, whether to provide such Assistance and, if so, the Parties shall discuss in good faith the appropriate fees to be paid by MBC to InterTrust for any such additional Assistance.

     2.3  Correction of Material Defects.  In addition to InterTrust's own
          ------------------------------
ongoing quality assurance efforts, for a period of [*] years from the Effective Date, unless the Parties mutually agree in writing otherwise, InterTrust shall use reasonable efforts to correct Material Defects or otherwise reasonably adjust InterTrust Technology to mitigate Material Defects, identified by MBC to InterTrust in a writing describing the alleged Material Defects in detail. InterTrust shall have no obligation to: (i) independently investigate or correct any Material Defects at any site other than an InterTrust facility; (ii) communicate on the subject of Material Defects with any Person other than MBC;
(iii) correct any Material Defects that have been properly identified by MBC but that cannot be reliably reproduced; or (iv) perform any services relating to correction of Material Defects at any site other than an InterTrust facility.

     2.4  Status Meetings.  To assist the Parties in sharing information,
          ---------------
and coordinating and evaluating their efforts relating to InterTrust Technology and their mutual technical and

                                                                    CONFIDENTIAL

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FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

business objectives, following the Closing the Parties shall meet from time to time to discuss, among other things: (i) InterTrust's progress in development of the InterTrust Technology; (ii) implementation of such technology by MBC; (iii) feedback concerning Assistance provided to MBC; and (iv) other issues concerning the Parties' mutual technical and business objectives (the "Status Meetings").
                                                            ---------------
Such Status Meetings shall: (a) be attended at a minimum by each Party's project manager (as provided in Section 2.5) and two other Senior Engineers involved in activities pursuant to this Agreement; and (b) take place not less frequently than bimonthly until January 1, 1998, and, thereafter, as may be agreed by the Parties.

     2.5  Dedicated Personnel.  InterTrust and MBC will each appoint a project
          -------------------
manager to coordinate its activities pursuant to Sections 2.2 , 2.3, 2.4 and
Article 3. If MBC exercises the Option as provided in Section 5.1, not less than one half (2) of such InterTrust project manager's working time shall be devoted exclusively to MBC during the three (3) year period in which Assistance is provided.


                      ARTICLE 3. COOPERATIVE DEVELOPMENT

     3.1  Cooperative Development of Trading Model Application.
          ----------------------------------------------------

          (a)  Scope of Trading Model Cooperative Application Project.  Promptly
               ------------------------------------------------------
     following the Closing, the Parties shall discuss the terms and conditions under which they may cooperate in the development of a trading model that shall be based upon the InterTrust Technology. The Parties contemplate that such development will involve some degree of consultation by InterTrust and/or customized joint development involving both Parties, but that MBC shall retain primary responsibility for the development, management, implementation and support of applications that embody the trading model (the "Trading Model Cooperative Applications"). The Parties
                         --------------------------------------
     shall negotiate reasonably in an attempt to agree on such terms and conditions, but agreement to such terms and conditions shall be in the reasonable discretion of each Party, and any failure to agree shall not constitute a breach of this Agreement. If the Parties fail to agree on such terms and conditions, MBC shall be entitled to develop such trading model as an MBC Product.

          (b)  Project Description.  The Trading Model Cooperative Application
               -------------------
     shall comprise foundation technology for an electronic environment that enables participants in distribution value chains (such as purchasers, manufacturers, distributors, financial institutions, insurance companies and others) to engage in electronic commerce and fulfillment of payments therefor, including Chain of Handling and Control (as defined in Exhibit F hereto) as related thereto. The Trading Model Cooperative Application shall also provide for, without limitation, specifications for host server software trading systems, software tools, and host and distributed client applications that may operate therewith, all of which specifications, technical descriptions and functionality requirements shall be Compliant with InterTrust Specifications.

                                                                    CONFIDENTIAL

          (c)  Trading Model Cooperative Project Plan.  Upon agreement between
               --------------------------------------
     the Parties concerning the trading model, the Parties shall use commercially reasonable efforts to agree upon a project plan (the "Trading
                                                                        -------
     Model Cooperative Project Plan").  A statement of the Parties' current
     ------------------------------
     intent with respect to information to be contained within the Trading Model Cooperative Project Plan includes the information as described on Exhibit D, as well as other information appropriate to represent the agreement between the Parties related to such project. The Trading Model Cooperative Project Plan shall not become effective until each Party has agreed in writing to the terms of such plan. The provisions of this Agreement, as supplemented by the Trading Model Cooperative Project Plan consistent with this Agreement, shall govern the Parties' rights and obligations with respect to the Trading Model Cooperative Applications.

          (d)  Progress.  In connection with the Trading Model Cooperative
               --------
     Project Plan, the InterTrust and MBC project managers, and any other appropriate personnel selected by each Party, shall from time to time, but no less than once per calendar quarter: (i) meet to discuss and evaluate the progress of the Trading Model Cooperative Application; (ii) evaluate development issues for the Trading Model Cooperative Application; (iii) set mutual action items as may be agreed to by both Parties; and (iv) modify, amend or adjust the Trading Model Cooperative Project Plan as the Parties may deem reasonably necessary and appropriate.

     3.2  Additional Cooperative Applications.   From time to time during the
          -----------------------------------
term of this Agreement, the Parties may discuss the terms and conditions under which they may cooperate with respect to Cooperative Applications in addition to the Trading Model Cooperative Application. The Parties agree to follow substantially the same terms and conditions set forth in Sections 3.1(a), 3.1(c), and 3.1(d) with respect to each Cooperative Application (to the extent applicable), including discussing the types of projects and formulating the terms of a project plan (a "Cooperative Application Project Plan"), which, upon
                            ------------------------------------
agreement of the Parties, shall be attached as an Exhibit hereto. Without limiting the foregoing, the Parties shall negotiate reasonably in an attempt to agree on the terms and conditions to cooperate with respect to one or more Cooperative Applications, but agreement to such terms and conditions shall be in the reasonable discretion of each Party, and any failure to agree shall not constitute a breach of this Agreement. The provisions of this Agreement shall govern the Parties' actions in implementing any Cooperative Application Project Plan to which the Parties agree, except to the extent that such provisions herein are inconsistent with explicit provisions of that specific Cooperative Application Project Plan, in which event the provision of such Cooperative Application Project Plan shall govern. A breach of a Cooperative Application Project Plan, other than those terms relating to Intellectual Property Rights, ownership or licenses thereof granted by InterTrust, shall not constitute a material breach of this Agreement, unless expressly stipulated to the contrary in such Cooperative Application Project Plan.

     3.3  Development Fees.  The Parties agree that InterTrust shall not be
          ----------------
obligated to incur costs and expenses for development of Cooperative Applications under Sections 3.1 and 3.2 hereof that exceed [*] dollars (US$[*]) per calendar year, or [*] dollars (US$[*]) during the term of this Agreement. For purposes of
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FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

determining whether such limits have been reached, InterTrust's costs and expenses from the Trading Model Cooperative Application and all Cooperative Applications shall be aggregated together. If InterTrust's costs and expenses exceed such limits, MBC shall reimburse InterTrust no later than thirty (30) days after submission by InterTrust to MBC of commercially reasonable documentation of such costs and expenses above such limits, except insofar as alternative cost and expense terms and conditions are required by any Cooperative Application Project Plan, such as prepayment for contemplated costs to be incurred. Calculations of InterTrust's costs and expenses shall be made net of reimbursement payments made by MBC (e.g., if MBC reimburses InterTrust
                                           ---
for costs and expenses in excess of US$[*] during a calendar year, such reimbursed costs and expenses shall not count against such US$[*] limit).


               ARTICLE 4. LIMITED LICENSE GRANT AND RESTRICTIONS

     4.1  License Grant During Option Period.  Subject to the terms and
          ----------------------------------
conditions of this Agreement, during the Option Period (as defined in Section 5.1) InterTrust grants to MBC a limited, nonexclusive, nonsublicensable and nontransferable worldwide right and license under the Licensed Rights to:

          (a) use and reproduce the InterTrust Technology solely for the purpose of (i) designing, making, and developing MBC Products and/or Cooperative Applications that are in Compliance with the InterTrust Specifications; and (ii) exercising the rights granted under Sections 4.1(b) hereof; and

          (b) modify the InterTrust Technology, except the Kernel Technology, to create the Modified Technology and use such Modified Technology solely for the purpose of enabling incorporation of InterTrust Technology into MBC Products and/or Cooperative Applications that are in Compliance with InterTrust Specifications.

     4.2  License Restrictions and Related Covenants.  MBC understands and
          ------------------------------------------
acknowledges that the license granted to it under Section 4.1 hereof does not include any license under the InterTrust Trademarks or any license under the Licensed Rights other than expressly granted in Section 4.1. Accordingly, MBC covenants that it shall not, in the absence of its proper exercise of the Option granted in Article 5 hereof:

          (a) during the Option Period: (i) distribute, offer for sale, sell, import and/or otherwise transfer MBC Products, Cooperative Applications, and/or any technology or product incorporating any InterTrust Technology or Modified Technology to any Person, (ii) perform any Clearinghouse Functions, and/or (iii) perform or have performed for it any activities whatsoever under the Licensed Rights other than those activities expressly set forth in Section 4.1 hereof; and

          (b) after the Option Period, except and solely as expressly provided in Article 5 hereof, (i) perform or have performed for it any activities or services whatsoever under the Licensed Rights; and/or (ii) continue to use, reproduce, modify or otherwise exploit in

                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     any manner InterTrust Technology, Modified Technology, MBC Products, Cooperative Applications, and/or any products or technology incorporating or derived from any of the foregoing.

Any breach of this Section 4.2 shall constitute a material breach of this Agreement.


             ARTICLE 5.  MBC OPTION FOR BROADER INTERTRUST LICENSE

     5.1  MBC Option.  Upon the Closing, InterTrust shall grant to MBC the
          ----------
option, as set forth in this Section 5.1, to obtain a license of the scope set forth in Sections 5.2 through 5.5, such license to be subject to all of the terms and conditions set forth herein (the "Option"). The Option shall continue
                                            ------
during the term hereof and, unless effectively exercised by MBC as set forth in this Section 5.1, shall expire as of the earlier to occur of: (i) 5:00 p.m. (Pacific Time) on March 31, 1997; and (ii) the termination of this Agreement for
any reason (the "Option Period").   Notwithstanding the foregoing, if
                 -------------
InterTrust's release of the beta version of its SDK 1.0 product is delayed beyond the time set forth on Exhibit B hereof as of the Effective Date ("Estimated Date"), then such Option Period shall be extended by the number of
 ---------------
days between the actual release of the SDK 1.0 beta version and the Estimated Date. For any exercise of the Option to be effective, prior to the expiration of the Option Period, InterTrust must have received from MBC: (a) written notice from MBC of MBC's decision to exercise the Option (pursuant to the notice procedures of Section 14.5 hereof); and (b) the payment set forth in Section
7.1 (a)(ii) hereof (according to the payment procedures set forth in Section 7.3) (the "Option Exercise Procedures"). Upon satisfaction of the Option
           --------------------------
Exercise Procedures by MBC, InterTrust shall promptly notify MBC that such notice has been received and that the licenses as set forth in Sections 5.2 through 5.5 hereof shall thereafter be in effect.

     5.2  License Grant.  Upon MBC's exercise of the Option in accordance
          -------------
with Section 5.1, MBC shall receive the following rights, subject to such restrictions and limitations as set forth herein:

          (a)  Licenses to InterTrust Technology and Modified Technology.
               ---------------------------------------------------------
     Subject to the terms and conditions of this Agreement, InterTrust grants to MBC during the term of this Agreement a limited, nonexclusive, nontransferable (except as expressly provided in Section 5.3) worldwide right and license under the Licensed Rights to:

               (i) use and reproduce the InterTrust Technology solely for the purpose of (1) designing, making, developing, producing and using MBC Products and/or Cooperative Applications that are in Compliance with the InterTrust Specifications; and (2) exercising the rights granted under Sections 5.2 (a)(ii), 5.2 (a)(iii), 5.2 (a)(iv), 5.2 (b) and 5.2
          (c) hereof;

               (ii) modify the InterTrust Technology, except the Kernel Technology, to create the Modified Technology and use such Modified Technology solely for the purpose of enabling incorporation of InterTrust Technology into MBC

                                                                    CONFIDENTIAL

          Products and/or Cooperative Applications that are in Compliance with InterTrust Specifications;

               (iii) distribute, offer for sale, sell, import and/or otherwise transfer MBC Products and Cooperative Applications that are Application Products, and Distributable Documentation, to MBC's Customers pursuant to a Customer Agreement in accordance with, and as defined in, Section 6.2 hereof; and

               (iv) distribute, offer for sale, sell, import and/or otherwise transfer MBC Products and Cooperative Applications that are Clearinghouse Products, solely to Authorized Clearinghouse Providers under Section 5.2 (b) pursuant to a Customer Agreement specific to such Authorized Clearinghouse Providers supplied in accordance with, and as defined in, Section 6.2 hereof.

          (b)  License to Perform Clearinghouse Functions.  Subject to the terms
               ------------------------------------------
     and conditions of this Agreement, InterTrust grants to MBC during the term of this Agreement a limited, nonexclusive, nontransferable (except as expressly provided in Section 5.3), worldwide right and license under the Licensed Rights to perform Clearinghouse Functions solely under the MBC Trademarks, and solely in cases in which MBC performs and controls such Clearinghouse Functions in Compliance with InterTrust Specifications. Such Clearinghouse Functions may be performed solely: (i) to service Rights User Nodes, each such node having been provided by (1) an MBC Product and/or Cooperative Application, and solely in connection with such MBC Product and/or Cooperative Application, or (2) a Person having a valid written license from InterTrust allowing such Person to permit Authorized Clearinghouses to service Rights User Nodes provided by it; and/or (ii) pursuant to a sublicense from an Authorized Clearinghouse Provider having an express, written license from InterTrust allowing such Authorized Clearinghouse Provider to enter into such sublicense.

          (c) [*] License to Trading Model Cooperative Application.
              -----------------------------------------------------
              Subject to the terms and conditions of this Agreement, during the term of this Agreement, MBC shall be entitled to [*] use, distribute, and sublicense the use of, the Source Code and Object Code developed solely for (and representing) the [*]to MBC's Customers pursuant to a Customer Agreement in accordance with
              Section 6.2 hereof (the "[*]"). Any and all licenses under
                                       ---
              the Licensed Rights or any Intellectual Property Rights under the InterTrust Property (as hereinafter defined) with respect to the [*] shall be solely of the scope granted pursuant to Sections 4.1 and 5.2(a) hereof, as applicable.

          (d)  License to InterTrust Trademarks.  Subject to the terms and
               --------------------------------
     conditions of this Agreement, InterTrust grants to MBC during the term of this Agreement a limited, nonexclusive, nontransferable, worldwide license to use and display the InterTrust Trademarks solely: (i) on MBC Products, Cooperative Applications, and with respect to associated services to indicate that such products, applications and services are in Compliance with InterTrust Specifications; (ii) on related Distributable Documentation


                                                                    CONFIDENTIAL

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                                       15
     and marketing materials to identify that InterTrust Technology is being utilized by MBC; and (iii) as may be reasonably stipulated in writing by InterTrust. InterTrust shall have the right to approve all uses of InterTrust Trademarks, including use thereof on MBC Products and Cooperative Applications, in connection with services (including performance of Clearinghouse Functions) provided by MBC relating to such products and applications, and in related documentation and marketing materials. MBC shall comply with InterTrust's trademark guidelines as set forth herein, including in Section 6.4 hereof.

     5.3  Sublicense Rights.   Upon MBC's exercise of the Option in accordance
          -----------------
with Section 5.1, and solely as stipulated in this Section 5.3, MBC may enter into sublicense agreements pursuant to which MBC may authorize certain other entities to perform portions of the actions licensed to MBC under Sections 5.2(a) and 5.2(b) hereof. Sublicense agreements relating to MBC's rights under:
(i) Sections 5.2(a)(i), 5.2(a)(ii) and 5.2(a)(iii) shall be governed by Section 5.3(a), below; and (ii) Section 5.2(b) shall be governed by Section 5.3(b), below. All sublicensees must, at a minimum, enter into an agreement with MBC and with InterTrust pursuant to which such sublicensee agrees in writing to perform all obligations of MBC and to be bound by all restrictions on MBC under Sections 5.2, 5.4, 5.5, 6.1, 6.2, 6.3, 6.4 and 6.5, and Articles 7, 8, 9, 10, 11, 12, 13
and 14 of this Agreement. In addition, MBC shall guarantee and remain liable to InterTrust for all sublicensees' performance of such obligations. Sublicensees shall have no further right to sublicense any right under this Agreement. Prior to granting any such sublicenses, MBC shall provide InterTrust with the name of the proposed sublicensee and a copy of the proposed sublicense agreement. InterTrust shall then have thirty (30) days to authorize such proposed sublicense in which event InterTrust shall provide MBC with a copy of an agreement containing the terms upon which InterTrust grants such authorization, that shall be executed by InterTrust, MBC and the sublicensee prior to the execution of any sublicense agreement hereunder. InterTrust's decision to authorize or refuse to authorize the sublicensee shall be in InterTrust's sole discretion, and can be exercised on any basis. If InterTrust fails to authorize the sublicense, the sublicense agreement shall not take effect.

          (a)  Non-Clearinghouse Sublicenses.  MBC may enter into sublicense
               -----------------------------
     agreements with a maximum of [*] sublicensees, pursuant to which MBC may grant such sublicensees some or all of the rights licensed to MBC under Sections 5.2 (a)(i), 5.2 (a)(ii) and 5.2 (a)(iii). In addition to other terms set forth in this Section 5.3 above, such sublicenses shall be subject to the following terms and conditions:

               (i) Products distributed to, and/or services performed by, Persons other than MBC, must be performed solely under MBC Trademarks (except where use of InterTrust Trademarks is required herein); and

               (ii) Activities authorized under the sublicense shall be limited to: (a) the development of MBC Products or Cooperative Applications, which MBC Products or Cooperative Applications shall be solely owned by MBC; and (b) the development, manufacturing and marketing of Vertical Applications of InterTrust Technology.

                                                                    CONFIDENTIAL

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                                       16

          (b)  Clearinghouse Function Sublicenses. MBC may enter into sublicense
               ----------------------------------
     agreements pursuant to which MBC may authorize performance of some or all of the activities licensed to MBC under Section 5.2 (b) by Persons that are Authorized Clearinghouse Providers, wherein such Persons have been expressly authorized by InterTrust in writing to perform those Clearinghouse Functions that form the basis of such sublicense.

     5.4  No Additional Licenses.  MBC understands and acknowledges that
          ----------------------
InterTrust is licensing to MBC only certain limited rights to use InterTrust Technology, which are further limited in certain ways and with respect to certain fields of use (such as the performance of Clearinghouse Functions), subject to the terms and conditions herein. Thus, notwithstanding the generality of any other limitations or restrictions contained in this Agreement, MBC acknowledges and agrees that the licenses that may be granted under Sections
5.2 and 5.3 are the only licenses granted to MBC, and that no other licenses are granted, expressly, or by implication or estoppel, now or in the future. In particular, and without limitation, MBC acknowledges that it: (i) shall have no license to perform Clearinghouse Functions, or to authorize or assist others to perform Clearinghouse Functions, other than as expressly set forth in Section 5.2(b); (ii) shall have no license to distribute to any Person any software or hardware representation of InterTrust Technology other than the Application Software and/or Authorized Clearinghouse Software as provided herein; and (iii) shall have no right to enter into sublicenses other than as expressly set forth in Section 5.3.

     5.5  General Restrictions.  Whether pursuant to Articles 4 or 5 hereof,
          --------------------
and except as specifically provided in this Agreement, MBC covenants that it shall not during the term of this Agreement or thereafter make, have made, use, have used, import, lease, sell, transfer, distribute, practice, or have practiced, make derivative works of, commercially or publicly display or perform, emulate the functionality of, reverse engineer and/or modify the InterTrust Technology, the Kernel Technology and/or the Modified Technology. Any use by MBC of any InterTrust Technology, the Cooperative Applications, the Kernel Technology and/or Modified Technology outside the scope of the licenses granted by InterTrust hereunder shall constitute a material breach of this Agreement.


               ARTICLE 6.  MBC SUPPORT AND ADDITIONAL COVENANTS

     6.1  MBC Support of InterTrust Technology.
          ------------------------------------

          (a)  MBC Use of InterTrust Technology. If MBC exercises its Option in
               --------------------------------
     accordance with Article 5 hereof, in connection with the licenses granted to MBC and the other terms hereunder, MBC agrees to develop, produce and generally distribute an MBC Product, the Trading Model Cooperative Application and/or a Cooperative Application as soon as commercially reasonable and practicable, and in any case within [*] months following the date InterTrust makes available to MBC the System Developer Kit 1.0. If MBC has good reason to believe that SDK 1.0 does not provide functionality necessary to develop a commercially reasonable trading model and such technology is not reasonably otherwise available, the Parties will, in good faith, enter into discussions
                                                                    CONFIDENTIAL

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                                       17
     concerning possible extensions to such time period. Such time period may be extended in a project plan pursuant to Article 3 or by mutual written agreement of the Parties, as applicable; provided that: (i) the Parties
                                              -------- ----
     shall have no obligation to agree to any such extension; and (ii) in no case shall the total period from first delivery of any InterTrust Technology Requirements exceed [*] months.

          (b)  Compliance with InterTrust Specifications.  In addition to such
               -----------------------------------------
     other restrictions as provided herein, MBC shall not commence the distribution, sale or other transfer of any MBC Product and/or Cooperative Application, or perform any service using such MBC Product and/or Cooperative Application, unless such MBC Product, Cooperative Application and/or such service is in Compliance with InterTrust Specifications. InterTrust may, from time to time in its sole discretion, modify InterTrust Specifications to accommodate progress in InterTrust Technology and related product development, and, among other things, to promote architectural and functional integrity, standardization, security capability and interoperability of InterTrust-based technology, components, products and services (a "New Specification"). Such modifications shall be made at such
                  -----------------
     times and involve such modifications as reasonably determined by InterTrust in view of applicable prevailing U.S. software industry standards and the circumstances motivating such modification. InterTrust shall use commercially reasonable efforts to maintain compatability between a New Specification and the then preceding Specification, unless considerations of security, interoperability, performance, or functionality enhancement indicate that such compatibility is not commercially appropriate. To the extent InterTrust modifies or revises an InterTrust Specification, or releases a new InterTrust Specification, and such New Specification applies to any portion of a Cooperative Application and/or MBC Product then being used to perform services, and/or being distributed, by MBC (as applicable), MBC shall bring such products and/or services into Compliance with such New Specification as of the earliest to occur of: (i) the next version, release, or production cycle of such Cooperative Application, MBC Product and/or the next use thereof to provide any service related thereto (the "Next Version"), as earlier applicable, but only to the extent that MBC
      -------------
     receives notice of such New Specification (in accordance with the procedures of Section 14.5 hereof) within a reasonably sufficient time of such Next Version to accommodate new aspects of such New Specification; and
     (ii) [*] months after MBC receives a released copy of such New Specification (pursuant to the notice provision of Section 14.5 hereof). Subject to reasonable business circumstances, InterTrust and MBC may agree in writing, each in their sole discretion, to a set period of time longer than such [*] month period, but no longer than [*] months after MBC receives a released copy of such New Specification (pursuant to the notice provision of Section 14.5) to accommodate such new aspects of such New Specification for certain or all applicable, previously existing MBC Products, Cooperative Applications and/or related services. Notwithstanding the foregoing, should serious technical interoperability and/or security requirements commercially necessitate more prompt action, MBC and InterTrust will confer and agree upon the most aggressive, practical schedule feasible to reach Compliance with the New Specification, and MBC shall take whatever commercially
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                                       18
     appropriate steps are reasonable and required under the circumstances to minimize or eliminate a continuation of such interoperability and/or security problems.

          (c)  Compliance Testing. In order to maintain secure interoperability,
               ------------------
     reliability, and system-wide InterTrust integrity, MBC acknowledges that in support of InterTrust Technology, InterTrust may implement one or more certification programs designed to ensure that licensed products and/or associated services (including MBC Products and Cooperative Applications) use InterTrust Technology and/or Modified Technology in Compliance with InterTrust Specifications (the "Certification Program(s)"). Such
                                     ------------------------
     Certification Programs may, in InterTrust's sole discretion require, for example, MBC to: (i) use a suite of test software provided by InterTrust for use by MBC to internally test and verify that Cooperative Applications, MBC Products and/or associated services are in Compliance with InterTrust Specifications; (ii) submit samples of Cooperative Applications and MBC Products and any associated programs, parameter data, and any other product information that may be technically material to Compliance with InterTrust Specifications prior to first use, distribution, sale, or other transfer to a Customer other than limited beta testing and pilot model operation as specified by InterTrust Specifications, so as to allow InterTrust (or an InterTrust delegate) to perform confidential testing ("Certification
                                                            -------------
     Testing"); and/or (iii) provide InterTrust with full and detailed
     -------
     specifications and documentation related to MBC's use of InterTrust Technology and Modified Technology for MBC Products, Cooperative Applications and any associated services, wherein such specifications and documentation are material to such compliance testing and wherein all such specifications and documentation shall be certified by an authorized representative of MBC. MBC understands and acknowledges that such a Certification Program is critical to maintaining the reliability of products and services employing InterTrust Technology and/or Modified Technology, and in maintaining public confidence in the integrity of InterTrust brands as the resource for interoperable electronic commerce. MBC shall comply with the Certification Program established by InterTrust including, without limitation, provisions relating to delivery of samples, correction of non-Compliant products, and applications and associated services, and inclusion of certification marks or logos on Cooperative Applications, MBC Products and associated services. In connection with any Certification Testing, particularly the testing of submitted products and/or services, as applicable, InterTrust (or an InterTrust delegate) will respond in a prompt manner, and in no event later than one hundred twenty
     (120) days following its receipt of such submitted products, unless commercially reasonable factors prolong such testing. Such response shall be in the form of: (a) a written approval that the product or service is certified (such products and services not being Compliant until such certification has been granted); or (b) if not approved, a detailed summary of problems and, where feasible, suggested solutions. InterTrust (or an InterTrust delegate) will apply the Certification Program, as applicable, in a non-discriminatory and consistent manner with respect to similar products and/or services. InterTrust's rights under this Section 6.1 shall not be affected in any manner by an InterTrust decision not to perform such Certification Testing.

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


          (d)  Costs of Certification Program.  To defray costs associated with
               ------------------------------
     the performance and administration of the Certification Program, in connection with the certification of any MBC Product, Cooperative Application, and/or any related service, MBC shall be charged a reasonable fee not to exceed industry norms for similar testing activities (and, if conducted by InterTrust, the full cost of performing and administering such tests, except as set forth below concerning InterTrust payment of a portion of such costs). A written estimate of such fee shall be provided to MBC, as applicable, as soon as reasonably practical upon MBC's submission of samples (or other required material) for testing. Such fees shall be paid by MBC, in accordance with standard industry practices, except that InterTrust shall pay [*] of such fees for any specific certification test (once such fees in the aggregate have exceeded [*] dollars ($US[*])); provided that InterTrust's [*] to such fees for such certification tests
     -------------
     shall not exceed [*] dollars ($US[*]) in the aggregate.

          (e)  Translation.  MBC agrees that InterTrust shall have the right to
               -----------
     approve all versions of InterTrust Technology, documentation provided by MBC concerning MBC Products and Cooperative Applications (including Distributable Documentation), legends and Notices required pursuant to
     Section 6.3 hereof and other required notices that may be translated by or for MBC into any language other than English.

          (f)  Promotion and Marketing.  The Parties shall jointly participate
               -----------------------
     in, and from time to time (as they may agree) jointly fund, promotional, marketing, and sales activities designed to: (i) increase industry awareness of both InterTrust and InterTrust Technology, including, in particular, InterTrust, and MBC, MBC Products, Cooperative Applications and any services associated therewith; (ii) attract content developers and users; (iii) encourage the development of tools and applications that employ InterTrust Technology, MBC Products and/or Cooperative Applications;
     (iv) identify potential development and/or licensing partners for InterTrust and/or MBC; and (v) encourage broad adoption of InterTrust Technology in the industry. At no time shall MBC make any representation or warranty to any Person materially inconsistent with: (a) InterTrust Specifications or Documentation; or (b) the efforts of the Parties with respect to promotion, marketing or other matters under this Agreement.

          (g)  Joint Press Releases.  After the Effective Date, the Parties may
               --------------------
     decide, each in their discretion, to make one or more mutually agreeable press releases (the "Joint Press Releases"). The content and timing of any
                          --------------------
     Joint Press releases will be subject to mutual agreement of the Parties. Any such Joint Press Releases might disclose, for example, the existence of this Agreement and the Parties' intentions to develop important electronic commerce industry standards and the Trading Model Cooperative Application. All other public disclosures with respect to the terms hereof shall be made in accordance with Section 9.4.

          (h) [*]. During the [*], [*] shall not participate in, assist or promote in any manner the development, use or exploitation of any technology or products that enable or include any
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                                       20
     material portion of the [*] (as defined in [*] hereto) at least one embodiment of which is originally constructed and developed, or designed, by [*], except to the extent such [*] may be incorporated by [*] in the [*]. However, nothing in the foregoing shall be construed to restrict [*] from the development, use or exploitation of any technology or the conduct of any business in the [*] area, so long as such technology or business substantially differs from, and does not include any material portion of, the [*]. If [*] becomes aware that any of its planned activities may be subject to the restrictions of this Section 6.1(h), [*] shall inform
     [*] in writing of the nature of such planned activity, and, thereafter, the Parties shall engage in good faith discussions having the objective of determining whether such activities are subject to the restrictions of this
     Section 6.1(h). On the other hand, as a precaution for [*], [*] shall, from time to time, during the [*] inform [*] of any [*] which may become [*] and is substantially similar to the [*] if [*] senior management become aware of such substantially similar electronic commerce business.

     Notwithstanding the foregoing and it being understood that (a) a research group within [*] is currently developing the [*] (the [*]) and certain Independently Developed Technology (as defined below) and (b) [*] has the opinion that such [*] was originally developed from ideas and technology not falling within the [*], [*] shall not be restricted from pursuing the [*] and such [*] in the current development stage thereof. Nonetheless, due to both Parties' concern that such [*] and/or such Independently Developed Technology might be developed in the future in a manner falling within the [*] (even if developed independently of and without reference to [*] confidential information), to avoid potential conflicts or controversy with respect to such development, the Parties agree (1) to set up the following procedures and (2) that this Section 6.1(h) shall not preclude [*] from promoting, using or exploiting any such [*] not based on [*] confidential information and any Independently Developed Technology so long as [*] abides by the following procedures:

               (A) [*], prior to the Effective Date, establishes "Chinese Wall" procedures, including such procedures set forth on Exhibit G hereto, and throughout the duration of the [*] actively maintains such procedures, to prevent the exposure of any member of the [*] to any Chinese Wall Information (as such term is defined in this Section 6.1
          (h), below)-- such procedures including mechanisms established to effectively separate the working activities of members of the [*] from all persons and groups within [*] that may have knowledge of, or access or exposure to, such Chinese Wall Information;

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                                       21

               (B) [*] employees and consultants follow such "Chinese Wall" procedures; and

               (C) [*] provides [*] with written notice thirty (30) days before taking any action to plan or develop any product or service that may include any [*] in any manner whatsoever, whether or not based on Independently Developed Technology (or disclosing such plan or development to any Person, or entering into discussions aimed at allowing any Person to implement or employ such planned or developed product or service).

As set forth above, "Independently Developed Technology" means any technology
                     ----------------------------------
developed without access to, including any benefit from, any confidential [*] Technology, Modified Technology and/or any related Confidential or Top Secret Information (as such terms are defined in Section 9.1 hereof), or any [*] Information (as defined in Exhibit G) that should be reasonably maintained as confidential to protect InterTrust's commercial interests under this Agreement, whether or not such technology embodies or includes any portion of the [*] (such technology and information to be defined collectively as "the "Chinese Wall Information").
 ------------------------

If [*] becomes aware of any breach of Sections (A) through (C) immediately above (a "Compromising Event"), [*] shall immediately take such steps as appropriate
    ------------------
under the circumstances to cease such Compromising Event and to prevent the reoccurrence of Compromising Events. [*] shall also, at a minimum: (w) immediately inform InterTrust in writing of the occurrence of and circumstances surrounding a Compromising Event; and (x) investigate the nature and extent of the contamination caused by the Compromising Event (and report such findings to [*] in writing). In addition, [*] shall take immediate and effective measures to remedy all effects of such Compromising Event. If [*] fails to take those actions set forth in subparagraphs (A), (C), and/or (w) and (x) of this Section 6.1(h), or to promptly cure any other breach of this
Section 6.1(h) in the manner specified herein and in Section 12.2 (b) hereof, InterTrust shall be entitled to immediately terminate this Agreement and to the specific remedies set forth in Section 11.3, in addition to any other remedies available to InterTrust under this Agreement, at law or in equity.

Promptly following an [*] notification to [*] as provided in subsection (C) of this Section 6.1(h), [*] and [*] shall initiate discussions in good faith with the objective of determining whether such [*] or [*] would include any material portion of the [*]. If, as a result of such discussions, [*] and [*] agree that such product or service: (y) would not include any material portion of the [*], then this Section 6.1(h) shall not restrict [*] pursuit of such [*] or [*]; or
(z) would include a material portion of the [*], then [*] shall have the option to promptly give up any pursuit of such technology or service using a material portion of the [*] or to [*] upon thirty (30) days prior written notice to [*] and fulfillment of the terms of Section [*], hereof. If, despite such discussions, the Parties cannot agree and [*] believes that such planned product or service would include any material portion of the [*]

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                                       22

[*], [*] shall notify [*] in writing of such belief and allow [*] to make the choice set forth in subparagraph z immediately above; provided that if MBC has
                                                      -------------
not notified [*] of its decision within forty-five (45) days thereafter, [*] may immediately [*] and [*] shall be obligated to [*] the [*] specified in Section [*].

     6.2  Customer Agreements.  In addition to other provisions hereof, MBC
          -------------------
shall not distribute any Cooperative Application or MBC Product to any Person unless MBC shall have first notified and required such Person to execute a customer agreement: (i) provided by InterTrust; or (ii) provided by MBC that
(a) has been previously approved in writing by InterTrust and (b) is in accordance with the terms of this Section 6.2 (the "Customer Agreement"). The
                                                    ------------------
terms of such Customer Agreement relating to InterTrust Technology may be amended from time to time by InterTrust as may be reasonably necessary to protect InterTrust's rights hereunder, but solely for subsequent executions of such Customer Agreement and as herein provided. The Customer Agreement shall contain, at minimum and as relevant hereunder, terms that: (1) notify MBC customers of the restrictions on MBC's rights with respect to performing Clearinghouse Functions, granting sublicenses, and otherwise restricting the rights of such customers with respect to use of the MBC Product or Cooperative Application, as applicable, especially the InterTrust Technology incorporated therein; (2) prohibit customers from disassembling, modifying or reverse engineering any portion of the InterTrust Technology incorporated in the MBC Product or Cooperative Application; (3) stipulate that such customer has no right to use the MBC Product or Cooperative Application to engage in or perform any Clearinghouse Functions whatsoever without InterTrust's express authorization pursuant to a written license agreement directly between such customer and InterTrust; (4) prohibit such customer from using the Cooperative Application or MBC Product to make and/or exploit any commercial product other than a Vertical Application; (5) provide that the Customer Agreement is to and for InterTrust's benefit and may be enforced by InterTrust at its discretion; and (6) contain such other provisions as stipulated herein. MBC agrees that to the extent any form of Customer Agreement might be deemed to be unenforceable or otherwise ineffective in any jurisdiction, MBC shall substitute other forms of Customer Agreements, or take other actions, as reasonably specified by InterTrust, including, for example, specifying other generally accepted, legally effective forms of Customer Agreement, if such exists for a given jurisdiction, in order to provide InterTrust with legally enforceable protection contemplated hereunder, including protection against implied licenses and claims of patent exhaustion relating to InterTrust Technology. MBC agrees and acknowledges that MBC's performance of its obligations hereunder is necessary for InterTrust to adequately protect its Intellectual Property Rights made available hereunder, and such performance shall constitute a condition precedent to the licenses granted under Article 5 hereof.

     6.3  Legends and Notices.
          -------------------

          (a)  Product Legends and Notices. MBC shall, in accordance with
               ---------------------------
     InterTrust's instructions and/or approved exemplars and samples provided from time to time by InterTrust to MBC, place Notices (as hereinafter defined) on all physical embodiments of InterTrust Technology and/or Modified Technology or materials that describe such

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                                       23
     physical embodiments used by MBC including, but not limited to, the Cooperative Applications and MBC Products, documentation, marketing and advertising materials therefor, and for associated services, on all packaging for any physical media containing any such products, and on all initialization and/or start-up screens of any stand-alone software developed by or for MBC using or incorporating InterTrust Technology and/or Modified Technology. For purposes of this Agreement, the term "Notices" shall include: (i) Intellectual Property Rights, warranty, and disclaimer notices; (ii) any symbols or marks stipulating Compliance with InterTrust Specifications; (iii) a notice stating that MBC Products and Cooperative Applications are "InterTrust Aware" and are being "delivered using InterTrust DigiBox and InterTrust Technology" (as such notices may be amended by InterTrust from time to time); and (iv) other field of use and product notices stipulated by InterTrust, so long as such notices, in the reasonable opinion of InterTrust's counsel, assist in protecting InterTrust intellectual property and other InterTrust rights under the laws of any relevant jurisdiction. MBC shall not, and shall not permit any Person to, remove, alter, cover, obfuscate or otherwise deface any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor. Compliance with subsections (i) and (iv) above shall constitute conditions precedent to the licenses granted under Article 5 hereof.

          (b)  Network Notices. MBC shall, in accordance with InterTrust's
               ---------------
     instructions or approved exemplars and samples provided from time to time by InterTrust to MBC: (i) place Notices specified by InterTrust, which Notices shall not unreasonably detract from, or interfere with, MBC content or branding, on all of MBC's start-up screens or initial user interface menus of any server host environment generated by or referencing the Cooperative Applications and/or the MBC Products, and that are accessible by any Person on any computer network; and (ii) include a link from MBC home pages or any MBC Web page which materially promotes or otherwise supports MBC Products, Cooperative Applications and associated services, to a home page that InterTrust may establish for such purpose on the World Wide Web or the equivalent thereof on any other electronic network.

          (c)  Prospective Notice. The Notices shall be effective beginning on
               ------------------
     the date InterTrust gives MBC written notice thereof and MBC shall as soon as practicable implement and/or comply with applicable portions thereof.

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


     6.4  InterTrust Trademarks
          ---------------------

          (a)  Standards.  MBC expressly recognizes the importance of
               ---------
     InterTrust's reputation and goodwill, and of maintaining high, uniformly applied standards of quality in connection with MBC's use and distribution of products, applications, and services pursuant hereto bearing InterTrust Trademarks. Consequently, to maintain InterTrust's interest in and rights to the InterTrust Trademarks, products, and associated services, and to maintain in the mind of the public and customers that InterTrust Technology and its components represent sufficient levels of quality, trustedness and reliability, MBC shall utilize the InterTrust Trademarks in accordance with trademark guidelines (including approved samples and exemplars) as provided herein and as may be provided to MBC by InterTrust.

          (b)  Trademark Ownership; Contestability.  MBC acknowledges and
               -----------------------------------
     agrees that all uses of InterTrust Trademarks as permitted hereunder, and the goodwill associated therewith, shall inure solely to the benefit of InterTrust. MBC agrees that it shall not contest the validity of any InterTrust Trademarks or registrations thereof or applications with respect thereto, or InterTrust's exclusive ownership of the InterTrust Trademarks or their associated goodwill. MBC agrees to make available to InterTrust, upon request, copies of MBC's records and such other documentary evidence as is/are retained in the ordinary course of business regarding its use of the InterTrust Trademarks, and information regarding first use of the InterTrust Trademarks by MBC in each country.

          (c)  Confusing Similarity.   MBC shall not use any marks identical
               --------------------
     with or confusingly similar to any of the InterTrust Trademarks, and shall not register or attempt to register any marks identical with or confusingly similar to InterTrust's Trademarks.

          (d)  Prospective Notice.  Changes in the InterTrust Trademarks and
               ------------------
     such standards of quality shall be effective beginning on the date InterTrust gives MBC written notice thereof and MBC shall, as soon as reasonably practicable thereafter, implement and/or comply with such respective portions thereof.

     6.5  MBC's Use of MBC Trademarks on Cooperative Applications and MBC
          ---------------------------------------------------------------
Products.  To promote the branded and distinct identity of any Cooperative
--------
Application, MBC Products, associated services or any other products distributed, sold or otherwise transferred by MBC to Customers as provided hereunder, MBC acknowledges and agrees that any trademark or logo used by MBC in commerce to specifically identify a Cooperative Application, MBC Product, or services associated therewith (other than trademark or logos that serve to generally identify MBC) shall not, concurrently or thereafter, be used to identify any product other than MBC Products, Cooperative Applications, or other products or services licensed hereunder, whether by MBC or pursuant to license or sublicense from MBC.

     6.6  MBC Trademarks.  Subject to the terms and conditions of this
          --------------
Agreement, MBC grants to InterTrust during the term of this Agreement a limited, nonexclusive, royalty-free, worldwide license, without the right of sublicense except to InterTrust's Affiliates, to use the

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


MBC Trademarks; provided that, unless otherwise agreed by MBC, such trademarks
                -------------
shall be used together with MBC's corporate name or other trademarks as reasonably directed by MBC from time to time, and solely in connection with any publicity pursuant to Sections 6.1 (f) or 6.1(g) hereof. InterTrust shall obtain permission from MBC for any further use of MBC's name and shall comply with MBC instructions provided in writing by MBC concerning such further use of any MBC Trademarks.

     6.7  Technology Advisory Committee.  InterTrust currently intends to
          -----------------------------
establish a committee limited to representatives of: (i) leading companies chosen from certain technology, financial and/or content industries that have close strategic technology relationships with InterTrust; and (ii) certain leading experts in technology and business applicable to information and electronic commerce (the "Technology Advisory Committee"). The Technology
                          -----------------------------
Advisory Committee will meet regularly at a forum to be selected by InterTrust for the purpose of discussing and exchanging ideas for improving the functionality, interoperability, and market acceptability of InterTrust Technology and related issues pertaining to the electronic commerce industry. Upon the establishment of the Technology Advisory Committee: (a) InterTrust shall grant MBC the right to have a seat as a member thereof for a period of three (3) years, such seat after the Option Period to be contingent upon MBC's exercise of the Option as set forth in Section 5.1; and (b) MBC shall promptly notify InterTrust of MBC's designation of an executive to serve on such committee. MBC shall: (1) be responsible for all acts and omissions of its representative in connection with the Technology Advisory Committee; and (2) pay for all its expenses incurred in connection with participation on such Committee. MBC and its representative shall abide by all rules and policies established by InterTrust for the Technology Advisory Committee. MBC's membership on the Technology Advisory Committee shall be subject to termination in the event that: (A) MBC or its representative materially fails to comply with any of the rules established by InterTrust for the Technology Advisory Committee; (B) MBC materially breaches any of its representations, warranties or obligations under this Agreement; (C) MBC sells or transfers all or any portion of InterTrust securities obtained by MBC pursuant to the Stock Purchase Agreement (prior to an initial public offering of InterTrust's equity securities); (D) MBC engages in any activities that materially conflict with InterTrust's interests; or (E) InterTrust, in its discretion, dissolves or discontinues the Technology Advisory Committee.


                  ARTICLE 7.  LICENSE FEES AND PAYMENT TERMS

     7.1  Fees and Royalties.
          ------------------

          (a)  InterTrust Technology Fees and Royalties. In consideration of the
               ----------------------------------------
     licenses and the Option granted to MBC herein and the other terms and conditions hereof, MBC shall pay to InterTrust the following amounts, net of any withholding tax:

               (i) within two (2) weeks of the execution hereof, an initial nonrefundable payment of [*] dollars (US$[*]);

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


               (ii) upon exercise of the Option as set forth in Section 5.1 hereof, a nonrefundable payment of [*] dollars (US$[*]), which amount may be [*] as set forth in Section 7.1 (c);

               (iii) upon the later of the first anniversary of the Effective Date or InterTrust's delivery to MBC of the Systems Developer Kit 1.0 (as further described in Exhibit B hereto as such Exhibit may be modified by InterTrust from time to time) a nonrefundable payment of [*] dollars (US$[*]), which amount may be [*] as set forth in Section [*];

               (iv) on the first day of each calendar quarter in 1998, commencing on January 1, 1998, a nonrefundable royalty payment of [*] dollars (US$[*]), which shall be [*] due InterTrust as set forth in Sections 7.1 (a)(v) and 7.1 (a)(vi) below, in accordance with
          Section 7.1 (c) hereof (the [*]);

               (v) based at least in part on the performance of Clearinghouse Functions and related services:

                     (1) a royalty of [*] percent ([*]%) of the Gross Commercial Value of each Content Transaction; and

                     (2) a royalty of [*] percent ([*]%) of all revenue and/or other consideration received pursuant to this Agreement, but not including Content Transactions as set forth in
                     Section 7.1(a)(v)(1) above; and

               (vi) for all revenue or other consideration, if any, derived by MBC in connection with the sale, distribution or other use of Cooperative Applications and/or MBC Products:

                     a royalty of [*] percent ([*]%) of all such revenue and consideration.

          (b)  Sublicense Portion.  In consideration of the licenses and the
               ------------------
     Option, MBC shall pay to InterTrust [*] percent ([*]%) of any amounts or consideration received by MBC from a Person that receives a sublicense under Section 5.3 hereof; provided that InterTrust shall be
                                          -------- ----
     entitled to receive no more than [*] dollars (US$[*]) in the aggregate from MBC pursuant to this Section 7.1(b).

          (c)  Royalty [*] and [*].  Commencing on January 1, 1999,
               -------------------
     MBC shall be entitled to [*] of all aggregate royalties accrued under Sections 7.1 (a)(v) and 7.2 (a)(vi) in a calendar quarter [*] the [*] until such [*] equals a limit not exceeding [*] dollars ($[*]) in the [*].
     In addition, the fees to be paid to InterTrust by MBC pursuant to Sections
     7.1 (a)(ii) and 7.1 (a)(iii) shall be [*] by an amount equal to the

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                                       27
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     [*] (as defined below) made directly to InterTrust on or before the day that such fee becomes due; provided that the [*] to be [*] shall not
                                -------- ----
     exceed [*] ($[*]) in the aggregate and any [*] shall occur on a one-time, dollar for dollar basis [*] the fee then due. As used herein, "Sublicense Payments" shall mean: (i) any license fees paid by an MBC sublicensee pursuant to Section 5.3 hereof directly to InterTrust and accepted by InterTrust (provided that such license fees shall not include any recurring royalties, such as royalties of the kind specified in Sections
     7.1 (a)(v) and 7.1 (a)(vi); and (ii) such amount of money (up to US$[*]) paid to InterTrust by Mitsubishi Electric in connection with the purchase of InterTrust securities pursuant to a stock purchase agreement, provided
                                                                      --------
     that on or before expiration of the Option Period Mitsubishi Electric
     ----
     becomes an MBC sublicensee or an InterTrust Prime Partner.

     7.2  Other Fees.  In addition to the fees specified above: (i) in partial
          ----------
consideration for the Option and other terms and conditions hereof, if MBC does not exercise the Option within the Option Period and on or before March 31, 1998, MBC develops or is developing any technology that includes any portion of the Special Advanced Technologies, before transferring such technology to any Person, including such technology in any product or service, or otherwise commercially exploiting such technology in any manner, MBC shall pay to InterTrust the sum of [*] dollars ($[*]); and (ii) in partial consideration for InterTrust's efforts hereunder, if MBC chooses to terminate this Agreement as provided in Section 6.1(h) hereof, before such termination shall be effective MBC shall pay to InterTrust a fee of [*] dollars (US$[*]).

     7.3  Payment Procedure.  Except as otherwise expressly provided in this
          -----------------
Agreement, within [*] ([*]) days after the end of each calendar quarter, MBC shall pay InterTrust all amounts due and/or payable pursuant to the licenses granted hereunder, and received during such calendar quarter. All such payments shall be made in U.S. dollars ($US) and by wire transfer to such account as designated by InterTrust in writing. Concurrently with such royalty payment, MBC shall provide to InterTrust a written royalty report, certified to be accurate by an officer of MBC, specifying: (i) the revenues derived by MBC that are subject to royalties during each calendar month of such quarter; (ii) the basis for calculation of the amounts due and payable; and (iii) summaries of business records employed by MBC to arrive at the information set forth in (i) and (ii) immediately above. The manner of calculation of the amounts due and payable to InterTrust hereunder shall be determined in accordance with recognized and generally accepted U.S. accounting procedures and principles that shall be consistently applied to all such payments.

     7.4  Currency.  Gross Commercial Value and all consideration to be paid to
          --------
InterTrust by MBC pursuant to Sections 7.1 (a)(v), 7.1 (a)(vi) or 7.1 (b) in a currency other than U.S. dollars shall be converted by MBC to U.S. dollars on a quarterly basis (unless otherwise specified by InterTrust in its sole discretion to be paid in an alternative currency) according to the official rate of exchange for such currency, as published in the Wall Street Journal (Western Edition) on its last publication day during each calendar quarter for which such royalties are due. If the Wall Street Journal (Western Edition) ceases to publish such official rate of

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

exchange at any time during the term of this Agreement, the official rate of exchange during any such period of cessation shall be such rate as published by the Bank of America on the last working day of such calendar quarter for which such royalties are due.

     7.5  Taxes.  MBC shall pay taxes, including but not limited to withholding
          -----
taxes, imposed by the government of Japan or other jurisdictions outside of the United States on all fees and royalties payable to InterTrust under this Agreement. MBC shall be responsible for payment of all sales, use, value-added and other taxes, duties and other charges that may fall due with respect to the transfer to or licensing, reproduction or distribution by MBC of the Cooperative Applications or the MBC Products, or with respect to MBC's activities in the Clearinghouse Functions. InterTrust shall be responsible for payment of all sales, use, value-added and other taxes that may be imposed by the United States government on InterTrust with respect to the transfer to or licensing to MBC of the InterTrust Technology hereunder or with respect to the payments received hereunder.

     7.6  Interest.  MBC agrees that all sums owed or payable to InterTrust
          --------
hereunder shall bear interest (compounded daily) at the rate of [*] ([*]%) per month or [*] ([*]) points above the U.S. Prime Rate on an annualized basis as published at the end of a calendar quarter for which such royalties are due, whichever is higher, or such lower rate as may be the maximum rate permitted under applicable U.S. law, from the date upon which payment of the same shall first become due up to and including the date of payment thereof whether before or after judgment, and that MBC shall be additionally liable for all costs and expenses of collection, including, without limitation, reasonable fees for attorneys and court costs. Notwithstanding the foregoing, such specified rate of interest shall not excuse or in any way whatsoever be construed as a waiver of MBC's express obligation to timely provide any and all payments due to InterTrust hereunder.

     7.7  Audit.  MBC shall maintain at its principal place of business during
          -----
the term of this Agreement and for a period of five (5) years thereafter all books, records, accounts, and technical materials regarding MBC's activities in connection herewith sufficient to determine and confirm MBC's royalty obligations and other material obligations hereunder. Upon InterTrust's request, MBC will permit an auditor or agent of InterTrust's choice to examine and audit, during a reasonable time (but no more than [*] every [*] ([*]) months), such books, records, accounts, documentation and materials, and take extracts therefrom or make copies thereof for the purpose of verifying the correctness of MBC's reported royalty statements and payments provided by MBC or compliance with the license terms and other material obligations hereunder. MBC shall pay any unpaid delinquent amounts within ten (10) days of InterTrust's request and shall apply any overpayment toward future royalties due and payable to InterTrust. To the extent such examination discloses an underpayment greater than [*] percent ([*]%) of the sums paid to InterTrust by MBC during the applicable period subject to such audit, and such underpayment is not due to fraud or errors made by Persons other than MBC (except where such fraud or errors should have been discovered by MBC in the exercise of reasonable diligence), MBC shall fully reimburse InterTrust, promptly upon demand, for the fees and disbursements due the auditor for such audit; provided that such prompt
                                                       -------- ----
payment shall not be in lieu of any other remedies or rights available to InterTrust hereunder.

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

              ARTICLE 8.  PROPRIETARY INFORMATION AND OWNERSHIP.

     8.1  InterTrust Ownership.  MBC acknowledges and agrees that, as between
          --------------------
InterTrust and MBC, InterTrust is the sole and exclusive owner of, and shall retain and hereby reserves (and nothing herein shall alter InterTrust's reservation of) all right title and interest in: (i) the InterTrust Technology, enhancements and modifications thereto, and derivative works thereof created by or for InterTrust, and all Intellectual Property Rights embodied therein; (ii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created, independently by InterTrust in connection with its performance of this Agreement, including participation in the Trading Model Cooperative Project Plan or any Cooperative Application Project Plan; and (ii) Modified Technology not owned by MBC pursuant to Section 8.2 hereof or other modifications or derivative works created by or for MBC that fall outside the scope of its licenses hereunder, and all Intellectual Property Rights embodied therein (collectively, the "InterTrust Property"). No provision contained in
                            -------------------
this Agreement shall be construed to transfer to MBC or any other Person any title or ownership interest in any InterTrust Property.

     8.2  MBC Ownership.  Subject to InterTrust's ownership rights under Section
          -------------
8.1, as between MBC and InterTrust, MBC shall be the sole and exclusive owner of the portions of the following created solely by MBC hereunder: (i) any MBC Products; (ii) Modified Technology (except such Modified Technology that merely reimplements the existing functionality of InterTrust Technology provided to MBC, including, for example, porting or translation thereof); (iii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created, independently by MBC in connection with its performance of this Agreement, including participation in the Trading Model Cooperative Project Plan and any Cooperative Application Project Plan to the extent permitted under its licenses hereunder; and (iv) all tangible embodiments of the Trading Model Cooperative Applications developed by either Party under this Agreement.

     8.3  Joint Ownership.  The Parties may from time to time discuss and
          ---------------
mutually agree in writing upon the division of ownership rights appropriate for a Cooperative Application as to be set forth in the applicable Cooperative Application Project Plan in accordance with Section 3.2 hereof. Except as otherwise set forth in a Cooperative Application Project Plan or otherwise expressly provided herein, to the extent any Intellectual Property or tangible embodiment thereof (the "Joint Intellectual Property") is deemed by applicable
                         ---------------------------
law to be jointly created by the Parties under this Agreement, InterTrust and MBC shall jointly own such Joint Intellectual Property and neither Party shall be required to account to the other Party for profits from any exploitation thereof.

     8.4  MBC License.  In consideration of the licenses granted, and other
          -----------
consideration provided, by InterTrust to MBC under this Agreement, during the term of this Agreement, MBC hereby grants to InterTrust, its Affiliates, and their successors, assigns, and direct and indirect customers a royalty-free and worldwide license under the Intellectual Property Rights of MBC

                                                                    CONFIDENTIAL
and its Affiliates to make, have made, use, sell, offer for sale, import, distribute and/or otherwise exploit any products or perform any services relating to the InterTrust or DigiBox Technology, that would, but for such license, infringe any Intellectual Property Rights of MBC or its Affiliates.


                         ARTICLE 9.  CONFIDENTIALITY.

     9.1  InterTrust Technical Information.
          --------------------------------

          (a)  Classification of InterTrust Technology and Documents. InterTrust
               -----------------------------------------------------
     Technology (including Documentation) and other documents provided by InterTrust to MBC hereunder shall be marked as one of the following: (i) "Unclassified"; (ii) "Confidential"; or (iii) "Top Secret." MBC and its employees shall exercise careful judgment when they are in possession of an InterTrust document that has not been marked with one of the above-described classifications. If any document provided by InterTrust to MBC contains any technical information that is not marked as indicated above and is not known with certainty to have been either publicly released by InterTrust or otherwise classified as "Unclassified" by InterTrust, then MBC, its employees and any other Person authorized to possess such information shall treat the document as "Confidential," as provided under
     Section 9.1 (b) hereof.

          (b)  Confidential Information.  To the extent that MBC receives from
               ------------------------
     InterTrust under this Agreement any InterTrust Technology or any other information or technology that is marked "Confidential" when disclosed in written form, or indicated as "Confidential" when disclosed orally ("Confidential Information"), MBC shall hold such Confidential Information
       --------------------------
     in strict confidence and in a manner that: (i) is sufficiently secure for the character and content of the Confidential Information; and (ii) is not less secure than procedures used by MBC to protect its comparably important information and technology. MBC shall not, without InterTrust's prior written consent, use, disclose, provide or otherwise make available any Confidential Information to any Person, except to one or more of MBC's permitted sublicensees as authorized under the terms and conditions of this Agreement, and their employees. Each of such sublicensees and employees shall have a reasonable need to know such Confidential Information, and each shall operate under the same restrictions as MBC. Furthermore, in each case of disclosure to an employee or authorized sublicensee, access to such Confidential Information shall be allowed only to the extent necessary to enable MBC or any such authorized sublicensee to exercise its license (or sublicense) hereunder and/or as expressly allowed hereunder. MBC and any such sublicensees, as the case may be, shall: (a) require their employees having access to any portion of Confidential Information to strictly maintain its confidentiality; and (b) ensure that each such employee shall have executed with MBC and/or an authorized sublicensee (as applicable) a written non-disclosure/non-use agreement in the form set forth on Exhibit E hereto or as subsequently provided by InterTrust, or MBC's or such sublicensee's applicable form agreement which shall effectively and comparably bind such employee

                                                                    CONFIDENTIAL
     to the same scope as InterTrust's form agreement, and which MBC's or sublicensee's form agreement shall be subject to InterTrust's reasonable prior written approval. MBC shall notify InterTrust promptly in writing of any unauthorized disclosure or other misuse or misappropriation of any portions of the Confidential Information. MBC and any sublicensee (as appropriate) shall be fully responsible for any breach of MBC's or sublicensees' obligations under this Agreement by any person to whom such Confidential Information has been disclosed. Any obligation of MBC with respect to Confidential Information pursuant to this Section 9.1(b) shall expire thirty-six (36) months after disclosure of such information by InterTrust to MBC.

          (c)  Top Secret Information. In order to protect InterTrust's rights,
               ----------------------
     the rights of InterTrust licensees, and the secure interoperability and reputation of InterTrust implementations, MBC shall treat any InterTrust Technology or other confidential information that is either marked "Top Secret" when disclosed in written form, or indicated as "Top Secret" when disclosed orally ("Top Secret Information") in a manner not less secure
                        ----------------------
     than MBC's most secret information and, in all events in a manner sufficient to reasonably ensure the security of such Top Secret Information, given such great sensitivity of such Top Secret Information. MBC shall not use, disclose, provide or otherwise make available such Top Secret Information to any Person, except to not more than [*]
     individual employees of MBC, each of whom has a direct need to know such information or be exposed to such Top Secret Information (as agreed in each case by InterTrust) and then only to the extent necessary for MBC to exercise its rights and perform its obligations under this Agreement, and none of whom shall receive a disclosure of any such Top Secret Information until: (i) such employee becomes bound by personally executing an InterTrust Top Secrecy Agreement (in the form set forth in Exhibit E hereto or as subsequently provided by InterTrust) covering such information and exposure; and (ii) an original executed copy of such agreement is received by InterTrust, with return receipt provided to MBC, which such receipt may be provided by fax communication if so requested in writing. Notwithstanding the foregoing, MBC and MBC employees described above shall make no physical embodiments (for example, any reproduction or copy, including descriptive notes) whatsoever of Top Secret Information, without the prior express written authorization from InterTrust's Chairman of Board, President or any other InterTrust Officer designated in a written communication to MBC signed by InterTrust's Chairman of the Board (the "Designated Officers"), nor shall MBC or such MBC employees disclose any
      -------------------
     Top Secret Information to any Person, except as described in this Section
     9.1 (c). If MBC becomes aware that any Top Secret Information has been disclosed or treated other than as set forth in this Section 9.1 (c), and/or as specified in a Top Secrecy Agreement, MBC shall immediately inform InterTrust of such occurrence and take immediate steps to correct such compromise. MBC shall maintain a log of the employees accessing and location of all originals and other tangible embodiments of all Top Secret Information. MBC shall be fully responsible for any breach by any MBC employee of this Agreement related to the unauthorized use or disclosure of Top Secret Information.

                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     9.2  MBC Technical Information.  To the extent that InterTrust receives MBC
          -------------------------
confidential information that is either marked "confidential" when disclosed in written form or indicated as "confidential" when disclosed orally, under this Agreement, InterTrust shall hold said MBC confidential information in confidence in a manner that is sufficiently secure for the character and content of the information and under no circumstances shall such confidential information be held in a manner that is less secure than procedures used by InterTrust in connection with its comparably important information. Except as to the disclosure by MBC to InterTrust of the Modified Technology or such disclosures inherent in the Certification Testing of MBC Products, Cooperative Applications and/or any associated services pursuant hereto, and only to the extent expressly specified by InterTrust Specifications, MBC shall not disclose or otherwise provide or make available any confidential information of MBC which is directly related to InterTrust Technology and InterTrust's business activities, without first acquiring written approval from a Designated Officer of InterTrust. InterTrust shall not disclose, otherwise provide or make available any MBC confidential information it has received in any form to any Person who is not bound by an applicable confidentiality agreement and has a reasonable need to know such information. InterTrust agrees to notify MBC promptly in writing of any unauthorized disclosure of MBC confidential information provided to InterTrust which may come to the attention of an InterTrust officer. InterTrust shall be fully responsible for any breach of InterTrust's obligations under this Agreement by InterTrust or its employees, consultants, directors, principals, or Affiliates. Any obligation of InterTrust to keep MBC information in confidence shall expire thirty-six (36) months after disclosure of such information by MBC to InterTrust.

     9.3  Exceptions.  Notwithstanding the provisions of Sections 9.1 (a), 9.1
          ----------
(b) and 9.2 above, and except as to "Top Secret" information as provided in
Section 9.1 (c), the confidentiality restrictions herein shall not apply to Confidential Information that the recipient thereof can demonstrate: (i) is or becomes generally known to the public through no breach of any of these obligations, as of the date such information becomes so known; (ii) is or shall have been independently developed by such recipient's employees who had no access to such information; or (iii) is or shall have been rightfully received, with no obligation of confidentiality or non-use, by such recipient from any Person (other than as a result of another Person's breach of an obligation of confidentiality to InterTrust), as of the date such information is so received.

     9.4  Confidentiality of Agreement and Publicity.  Except as otherwise
          ------------------------------------------
provided in Sections 6.1(h) and 9.3 hereof or as required by law or in connection with a dispute between the Parties regarding the terms hereof, neither Party hereto shall at any time, without the prior written consent of the other Party, disclose the specific details of the terms and conditions of this Agreement to any Person, other than Affiliates, employees, directors, investors holding approximately one percent (1%) or more of the outstanding equity shares and having no reasonably anticipated conflict of interest with the disclosing party, potential investors who may purchase approximately one percent (1%) or more of the outstanding equity shares, and/or financial institutions, professional advisors and/or other consultants having a reasonable need to know and covered by a confidentiality agreement sufficient in scope to protect the Parties' rights and interests hereunder. Notwithstanding the foregoing provisions of this Section 9.4: (i) either

                                                                    CONFIDENTIAL

Party may publicly discuss or otherwise disclose that an agreement exists between the Parties to develop electronic commerce industry standards and the Trading Model Cooperative Application, but may provide no further material details as to the specific activities or commitments of the other Party without the prior written consent of the other Party; and (ii) either Party may make such disclosures to the extent permitted under this Section 9.4 in order to comply with its obligations or enforce its rights under this Agreement.

     9.5  Confidentiality of Payments, Audit and Certification Testing.  All
          ------------------------------------------------------------
information received during an audit or pursuant to a Certification Program as provided herein, and all information concerning Certification Testing (including any results thereof), and any and all payment information received by either Party pursuant to this Agreement, and/or pursuant to any Certification Testing, shall be treated as confidential information pursuant to Section 9.4 hereof. Notwithstanding the foregoing, information concerning whether a MBC Product, Cooperative Application or an associated services being disseminated or used in commerce is Compliant with InterTrust Specifications shall not be treated as confidential information under any provision of this Agreement.

     9.6  Survival of the NDA.  Subject to the provisions of this Article 9, the
          -------------------
Non-Disclosure/Non-Use Agreement between InterTrust and MBC dated February 7, 1996, shall terminate upon the execution of this Agreement, except with respect to any terms thereof that survive termination, including confidentiality and non-use obligations relating to information disclosed by InterTrust to MBC prior to the Effective Date.


                 ARTICLE 10.  REPRESENTATIONS AND WARRANTIES.

     10.1  Representations and Warranties of Both Parties.  Each Party hereto
           ----------------------------------------------
represents and warrants to the other Party that as of the Effective Date:

           (a) such Party is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to carry on its business as it is now being conducted;

           (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Party. No other corporate or shareholder action or other proceeding on the part of such Party or its shareholders is necessary to authorize this Agreement and the consummation of the transactions contemplated hereby;

           (c) this Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to creditors' rights; and

                                                                    CONFIDENTIAL

           (d) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or organizational documents of such Party.

     10.2  Representations and Warranties of InterTrust. In addition to Section
           --------------------------------------------
10.1 above, InterTrust represents and warrants to MBC that as of the Effective
Date:

          (a) InterTrust owns or has the right to grant the licenses hereunder with respect to the InterTrust Technology and the Licensed Rights; and

          (b) to its knowledge, neither the InterTrust Technology nor the Licensed Rights infringe any Person's U.S. copyright or trade secret right, PROVIDED THAT InterTrust MAKES NO WARRANTY WITH RESPECT TO THE INFRINGEMENT
     -------- ----
     OF ANY TRADEMARK OR PATENT RIGHTS.

     10.3  Limitation.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT TO THE
           ----------
CONTRARY: (i) THE INTERTRUST TECHNOLOGY REQUIREMENTS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT; AND (ii) THE ENTIRE RISK AS TO THE QUALITY, ACCURACY, INFRINGEMENT AND PERFORMANCE OF THE INTERTRUST TECHNOLOGY REQUIREMENTS IS WITH MBC. INTERTRUST DOES NOT WARRANT THAT INTERTRUST TECHNOLOGY OR THE INTERTRUST TECHNOLOGY REQUIREMENTS WILL MEET MBC'S REQUIREMENTS OR THOSE OF ANY THIRD PARTY AND, IN PARTICULAR, INTERTRUST DOES NOT WARRANT THAT THE INTERTRUST TECHNOLOGY REQUIREMENTS WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

                                                                    CONFIDENTIAL

                  ARTICLE 11.  INDEMNIFICATION AND REMEDIES.

     11.1 Indemnification.
          ---------------

          (a)  InterTrust Indemnification.  InterTrust shall indemnify and
               --------------------------
     hold MBC and its employees, officers and directors (the "MBC Parties")
                                                              -----------
     harmless from any and all liability, judgments, costs, damages, claims, suits, actions, proceedings, expenses and/or other losses, including reasonable attorneys' fees (collectively, "Claims") or portions thereof, to
                                                ------
     the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the MBC Parties arising directly or indirectly from: (i) InterTrust's breach of any of its obligations under this Agreement, or its representations and warranties set forth in Article 10; and (ii) MBC's use of InterTrust Trademarks pursuant hereto; provided,
                                                                      --------
     however, that, with respect to InterTrust's representations under Section
     -------  ----
     10.2 (b) hereof, this indemnity does not extend to any Claim relating to:
     (1) any Modified Technology or other modifications thereto made by MBC or any Person or combinations of the InterTrust Technology with any product, technology or service of MBC or of any Person; or (2) the use of any InterTrust Technology in any manner inconsistent with InterTrust Specifications or Documentation (collectively, the "Indemnification
                                                         ---------------
     Exclusions").
     ----------

          (b)  MBC Indemnification. MBC shall indemnify and hold InterTrust, its
               -------------------
     employees, officers and directors (the "InterTrust Parties") harmless from
                                             ------------------
     any and all Claims or portions thereof to the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the InterTrust Parties arising directly or indirectly from: (i) MBC's or any of its sublicensees' breach of any of any obligations, representations or warranties hereunder; (ii) InterTrust's use of MBC Trademarks pursuant hereto; (iii) the design, manufacture, use, distribution and/or disposition of Modified Technology, Cooperative Applications or MBC Products, or performance of any service associated therewith, that would not have otherwise arisen out of MBC's use of the InterTrust Technology alone, except to the extent MBC is indemnified by InterTrust under Section 11.1
     (a) hereof; (iv) any Claim relating to the Indemnification Exclusions; and
     (v) any exercise by MBC or any of its sublicensees of the licenses hereunder that would not have otherwise arisen out of MBC's use of the InterTrust Technology alone, except to the extent MBC is indemnified by InterTrust under Section 11.1 (a) hereof.

          (c)  Third Party Claims.  In case any Claim is brought by a third
               ------------------
     party for which Claim indemnification is provided hereunder: (i) the indemnified Party shall provide prompt written notice thereof to the Party obligated to indemnify such Claim; and (ii) the indemnifying Party shall, upon the demand and at the option of the indemnified Party, assume the defense thereof (at the expense of the indemnifying Party) within thirty
     (30) days or at least ten (10) days prior to the time a response is due in such case, whichever occurs first, or, alternatively upon the demand and at the option of the indemnified Party, pay to such Party all reasonable costs and expenses, including

                                                                    CONFIDENTIAL
     reasonable attorneys' fees, incurred by such Party in defending itself. The Parties shall cooperate reasonably with each other in the defense of any Claim, including making available (under seal if desired, and if allowed) all records reasonably necessary to the defense of such Claim, and the indemnified Party shall have the right to join and participate actively in the indemnifying Party's defense of the Claim. Notwithstanding the foregoing (and any other section of this Agreement), it is understood and acknowledged that InterTrust need not under any circumstance provide Top Secret Information related to the security capabilities of InterTrust Technology to any Person. Each Party shall be entitled to reasonable approval of the settlement of any Claim to be entered into by the other Party. Without limiting the foregoing, if as a result of such defense or settlement, an injunction is entered or threatened or an agreement is reached prohibiting MBC from using any portion of the InterTrust Technology, as MBC's sole remedy for such prohibition of such continued use, InterTrust may at InterTrust's sole option either: (a) [*] for MBC to [*] and [*] in accordance with the terms hereof such portion (at MBC's expense, should MBC desire to so continue to [*] such portion); (b) [*] or [*] of the [*] or Licensed Rights, as the case may be, so as to make it [*]; or (3) if options (a) and (b) are not [*] in InterTrust's determination, [*] the licenses granted hereunder as to such portion. In addition, as to any such portion, InterTrust may, at any time after such Claim is brought or threatened, notify MBC that InterTrust is electing one of the options (a), (b) or (c) as to such portion to be effective immediately or at such time specified by InterTrust subject in (a) to MBC's agreement.

     11.2  Cumulative Remedies.  Except as expressly provided herein to the
           -------------------
contrary, no remedy made available to a Party by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     11.3  Equitable Remedies.  Each Party agrees that it may be impossible or
           ------------------
inadequate to measure and calculate a Party's damages from any breach of the covenants set forth in Sections 4.2, 5.4, 5.5, 6.1(b), 6.1(h), 6.2, 6.3, 6.4,
6.5, 7.7, 12.3 and 14.7 and Articles 8 and 9 hereof. Accordingly, each Party agrees that if it or any of such Party's employees, licensees, divisions or Affiliates or agents thereof breach or threaten a breach or anticipatory repudiation of any of such provisions, in addition to any other right or remedy available, the other Party shall be entitled: (i) to obtain an injunction against the breaching Party and such Party's employees, licensees, divisions, Affiliates, and/or agents thereof, from a court of competent jurisdiction restraining such breach or threatened breach; and (ii) to specific performance of any such provision of this Agreement. In addition, MBC agrees that, in the event MBC breaches any of its obligations under Section 6.1(h), InterTrust shall be entitled, in addition to any other remedies available at law or in equity, to extend the [*] for an additional twenty-four (24) month period (measured from the later of the date such breach is admitted by MBC or established by a final judgment pursuant to

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

which all appeal rights have been exhausted), and MBC hereby irrevocably agrees to an award of specific performance of such provision in InterTrust's favor.

     11.4  EXCLUSION OF DAMAGES.  EXCEPT AS SET FORTH IN THE IMMEDIATELY
           --------------------
FOLLOWING SENTENCE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, ITS AFFILIATES, DIVISIONS, CUSTOMERS, EMPLOYEES, OR ANY OTHER PERSONS, FOR ANY LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE BREACH OF THIS AGREEMENT OTHER THAN UNDER SECTION 6.1(h) AND ARTICLES 8 AND 9. NOTWITHSTANDING THE IMMEDIATELY PRECEDING SENTENCE, A PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ALL DAMAGES, INCLUDING LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES SUFFERED OR INCURRED BY THE OTHER PARTY IN THE FOLLOWING CIRCUMSTANCES: (i) THE MISAPPROPRIATION OF TRADE SECRETS OF THE DAMAGED PARTY BY THE LIABLE PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, CONSULTANTS OR AGENTS; (ii) THE GROSS NEGLIGENCE OF THE LIABLE PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, CONSULTANTS OR AGENTS; (iii) THE WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH BY THE LIABLE PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, CONSULTANTS OR AGENTS; OR (iv) THE BREACH OF SECTION 6.1(h) AND ARTICLES 8 OR 9 HEREOF. IN ANY DISPUTE AS TO DAMAGES, THE LIABLE PARTY SHALL BE REQUIRED TO PROVE THE ABSENCE OF MATERIAL NEGLIGENCE, WILLFUL MISCONDUCT AND/OR INTENTIONAL MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH, AS THE CASE MAY BE, REFERRED TO IN THE IMMEDIATELY PRECEDING SENTENCE.


                      ARTICLE 12.  TERM AND TERMINATION.

     12.1  Agreement.  This Agreement shall commence on the Effective Date and
           ---------
shall continue for a period of [*] years therefrom unless and until terminated earlier pursuant to Section 12.2 below. At the end of such [*] year term, this Agreement shall [*] renew for [*] year [*] a Party notifies the other in writing of its intent not to renew this Agreement prior to sixty (60) days before the beginning of the [*] year period.

     12.2  Events of Termination.  This Agreement, the licenses granted
           ---------------------
hereunder, and/or the Trading Model Cooperative Project Plan and all Cooperative Application Project Plans shall be subject to termination upon the occurrence of any of the following events and such other provisions hereof expressly so stating (each, an "Event of Termination"):
                   --------------------

           (a)  Expiration of this Agreement;
           (b) If either Party, or, as relevant, any of its permitted sublicensees, materially defaults on any of its material obligations under this Agreement, the non-defaulting Party shall have the right, exercisable in its sole discretion, to initiate a

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     termination procedure under this Agreement by written notice (sent in accordance with the provisions of Section 14.5 hereof) describing with reasonable specificity the nature of the default and requesting that such default be cured, wherein such termination notice shall automatically result in termination unless: (i) within [*] calendar days of receiving such written notice of such default (the "Cure Period"), the defaulting
                                               -----------
     Party (or such sublicensee) remedies the default; or (ii) in the case of a default that cannot with due diligence be cured within the Cure Period, the defaulting Party or such sublicensee institutes, by the date upon which one half of the Cure Period shall have expired, steps necessary to remedy the default and thereafter employs best efforts to diligently prosecute the same to completion. Notwithstanding the foregoing, the Cure Period associated with MBC's breach of its payment obligations in accordance with Sections 7.1 and 7.2 shall be [*] business days. Notwithstanding any of the foregoing, InterTrust shall have the right both to immediately terminate this Agreement and to obtain injunctive relief in the event of any: (a) unauthorized disclosure of Top Secret Information or intentional, material unauthorized use of the InterTrust Technology or the Licensed Rights; and/or (b) willful, material unauthorized disclosure of Confidential Information, except as expressly provided for by this Agreement.

          (c) By a Party, effective immediately upon written notice to the other Party, in the event of: (i) the filing by the other Party of a petition in bankruptcy or insolvency; (ii) the appointment of a receiver for all or substantially all of its property relevant to the business activities under this Agreement; (iii) the making by the other Party of any assignment or attempted assignment for the benefit of creditors for all or substantially all of its properties relevant to its business activities under this Agreement; or (iv) the institution of any proceedings for the liquidation or winding up of the other Party's business or for the termination of its corporate charter, if any such proceeding is not dismissed within one hundred and twenty (120) days of institution;

          (d) Upon written notice to MBC, InterTrust may immediately terminate this Agreement in its sole discretion in the event: (i) MBC fails to make the payment as provided in Section 7.1 (a)(i) hereof ; (ii) MBC fails to properly exercise the option during the Option Period in accordance with
     Section 5.1; (iii) MBC does not develop the Trading Model Cooperative Application or an MBC Product implementing the Trading Model within [*] months from the date InterTrust first delivers any InterTrust Technology Requirements to MBC; (iv) MBC fails to terminate any sublicense pursuant to which the sublicensee thereunder materially defaults its obligations under this Agreement for a period of [*] days after the date of written notice thereof from InterTrust or MBC, whichever is earlier; (v) MBC breaches any of its obligations under Section 6.1(h); or (vi) MBC fails to perform one or more of its material obligations under this Agreement on two or more occasions over a [*] year period. Upon thirty (30) days prior written notice to MBC, InterTrust may terminate this Agreement in its sole discretion if MBC notifies InterTrust, as provided in Section 6.1(h), that it plans to develop or employ a product or service within the Special Advanced Technologies employing Independently Developed Technology, or if it fails to so notify InterTrust as provided hereunder.

                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (e) A Party to a Trading Model Cooperative Project Plan or a Cooperative Application Project Plan shall have the right to terminate such plan if the other Party thereto materially breaches any of its material obligations thereunder.

     12.3 Effect of Termination. Upon termination hereof: (i) all licenses
          ---------------------
granted hereunder, all sublicenses granted by MBC pursuant to Section 5.3, and all cooperative development efforts then being conducted pursuant to the Trading Model Cooperative Project Plan and any Cooperative Application Project Plan shall automatically terminate; (ii) InterTrust shall have the right to retain all sums already paid by MBC (and all MBC sublicensees) hereunder, and MBC (and all MBC sublicensees) shall pay to InterTrust all sums accrued but unpaid within thirty (30) days thereafter; and (iii) MBC (and all MBC sublicensees) shall immediately discontinue its use of InterTrust Technology and/or Modified Technology, and discontinue any service associated therewith (including termination of distribution of Cooperative Applications and MBC Products incorporating or using InterTrust Technology and/or Modified Technology); provided, however, that all licenses properly granted to end-users pursuant to
--------  -------  ----
the then-existing Customer Agreements shall continue in full force and effect in accordance with the terms thereof (provided that such licenses shall in no event provide any rights with respect to Clearinghouse Functions). Each Party shall deliver to the other Party within ten (10) days from the date of termination of this Agreement all copies of all materials protected as Confidential Information or Top Secret Information under this Agreement. Return of Confidential Information shall be by commercially secure means as reasonably specified by the receiving Party. Return of Top Secret Information shall be made, at InterTrust's option as designated by a Designated Officer by written authorization to MBC:
(a) by physical and secure pickup at MBC's offices by an InterTrust officer; (b) by physical and secure delivery to InterTrust's offices in Japan (upon establishment of such offices); and (c) as otherwise may be determined by InterTrust as commercially reasonable. Such delivery shall be during normal business hours and in each instance to the hands of an InterTrust officer who audits and countersigns such delivery. Each Party shall return within said ten
(10) days to the other Party all copies of all confidential materials of such other Party, including all physical embodiments of Confidential Information in the possession or control of the other Party, its sublicensees, their employees, consultants, or other agents. Within one (1) month after the termination of this Agreement, each Party will certify in writing to the other Party that, to the best of its knowledge, all such materials and tangible embodiments have been delivered to the other Party.

     12.4 Survival. The respective rights and obligations of InterTrust and
          --------
MBC under the provisions of Sections 4.2(ii), 5.5, 6.1(h), 6.5, 7.2, 7.7 (but only for a period of four years), 8.1, 8.2, 8.3, 12.3, this Section 12.4, and Articles 9, 11, 13 and 14 hereof shall survive expiration or termination of this Agreement.

                              ARTICLE 13. EXPORT.

     13.1 Compliance with Law and Export Controls. The Parties shall at all
          ---------------------------------------
times comply with all applicable U.S., Japanese and foreign federal, state, and local laws, rules and regulations relating to the execution, delivery and performance of this Agreement and to the

                                                                    CONFIDENTIAL

InterTrust Technology Requirements and Modified Technology. Additionally, MBC acknowledges that one or more aspects of the InterTrust Technology Requirements, and/or Documentation and Assistance with respect thereto, is likely to be subject to the export control laws, regulations and requirements of the United States and other jurisdictions. InterTrust shall use reasonable efforts at InterTrust's expense, and MBC shall at InterTrust's request reasonably assist InterTrust at MBC's expense, to obtain any license or other approval that may be required for InterTrust's initial export of the InterTrust Technology Requirements and/or Documentation or information relating thereto from the United States to Japan and MBC understands and agrees that certain modifications to InterTrust Technology Requirements and/or Documentation may be required by U.S. law and/or regulatory process and agrees to the implementation of such modification by InterTrust, as necessary. In the event that InterTrust is unable to comply with its obligations hereunder due to an inability to obtain any such license or other approval, such inability to obtain approval shall be considered a force majeure event under Section 14.12. MBC shall, at MBC's expense (subject to InterTrust's right of approval), comply with all applicable laws (including applicable U.S. export control laws and regulations) and obtain all necessary governmental consents and approvals to: (i) further distribute the MBC Products and Cooperative Applications (as well as other technology as expressly permitted hereunder) that contain any part of the InterTrust Technology Requirements or Modified Technology in accordance herewith; and (ii) further export and re-export the InterTrust Technology Requirements and/or Modified Technology. MBC shall: (a) promptly deliver, as available, to InterTrust documentation confirming to InterTrust's reasonable satisfaction MBC's compliance with MBC's responsibilities under this Section 13.1; and (b) obtain such consents and approvals from appropriate governmental entities as InterTrust's counsel may reasonably determine to be necessary (as relates to InterTrust Technology Requirements or Modified Technology) for such further distribution, exportation or re-exportation.

     13.2 Failure to Obtain Export Approval. In the event MBC exercises its
          ---------------------------------
Option and, thereafter, InterTrust has not yet received and further fails to obtain approval from relevant authorities ("Export Approval") to export SDK 1.0
                                            ---------------
to MBC within six (6) months after InterTrust's first commercial shipment of its FCS SDK 1.0 product to a Person not subject to such Export Approval (the "Conversion Date"), MBC shall receive a warrant (the "Warrant") to receive that
----------------                                      -------
number of shares of InterTrust stock (the "Warrant Shares") determined by the
                                           --------------
following mathematical formula:

                Number of Shares = License Fee/ Price Per Share

Where "License Fee" is equal to the license fee paid to InterTrust pursuant to
Section 7.1(a)(i) hereof and,

               "Price Per Share" = Valuation/Outstanding Shares

Where "Valuation" is a number that is the greater of: (a) $US100,000,000; and
(b) one half (1/2) of the then-current value of InterTrust as determined in good faith by InterTrust's Board of Directors as of the Conversion Date, and "Outstanding Shares" is equal to the total number of InterTrust shares issued and outstanding as of the Conversion Date. The Warrant Shares shall

                                                                    CONFIDENTIAL
be shares of InterTrust common stock and/or preferred stock as determined by InterTrust's Board of Directors in good faith.

The Warrant shall be a written agreement with InterTrust containing terms and provisions as reasonably established by InterTrust in view of, among other things, the class of InterTrust stock to which such Warrant Shares belong and InterTrust's extant agreements. Such Warrant shall not be convertable by MBC for six (6) months after the Conversion Date and at any time during such six (6) month period the Warrant shall terminate if InterTrust obtains Export Approval and, notwithstanding any termination hereof, delivers or offers to deliver SDK
1.0 to MBC on the terms provided herein. If at any time subsequent to the Conversion of such Warrant InterTrust obtains Export Approval and makes such SDK
1.0 available to MBC, and MBC accepts delivery of such SDK 1.0, InterTrust shall have the right, exercisable in its discretion, to reacquire all such shares from MBC by tendering to MBC such reasonable amount of interest on the sums then tendered by MBC to InterTrust pursuant to Section 7.1(a) hereof as determined by InterTrust's Board of Directors in good faith and as shall be set forth in the Warrant Agreement.


                          ARTICLE 14. MISCELLANEOUS.

     14.1 Governing Law. This Agreement, any and all actions arising out of or
          -------------
in any manner affecting the interpretation of this Agreement or the Stock Purchase Agreement, and any actions between the Parties involving the InterTrust Technology, and any InterTrust Property and any Confidential or Top Secret Information ("Party Disputes") shall be governed solely by, and construed solely
              --------------
in accordance with, the laws of the United States of America and the Commonwealth of Virginia, excluding that body of law relating to conflict of laws. The Parties hereby acknowledge and agree that the Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     14.2 Venue and Jurisdiction. In connection with any litigation between the
          ----------------------
Parties involving a Party Dispute, each Party hereby unconditionally and irrevocably consents to the jurisdiction and venue in the Courts of the Commonwealth of Virginia and in the U.S. Federal District Court, located in the City of Alexandria, Virginia (or any direct successor thereto) as relevant, and irrevocably: (i) waives any objection whatsoever (including any objection with respect to venue) that any Party may now or hereafter have to the jurisdiction or venue of said courts; and (ii) consents to the service of process of said courts in any matter relating to this Agreement by the mailing of process by registered or certified mail, postage prepaid, at the addresses specified in this Agreement. If necessary, MBC shall appoint a registered agent in the State of Virginia for acceptance of service of process and/or other notices provided for under this Agreement and shall notify InterTrust of the identity of such registered agent within thirty (30) days after the Effective Date.

     14.3 Amendment or Modification. This Agreement may not be amended,
          -------------------------
modified or supplemented by the Parties in any manner, except by an instrument in writing signed by the President or Chairman of InterTrust and a duly authorized officer of MBC.

                                                                    CONFIDENTIAL

     14.4 No Assignment. Except as expressly provided in Section 5.3, this
          -------------
Agreement is personal to MBC and no rights or obligations of MBC hereunder shall be delegated, assigned or transferred to any Person (whether expressly, by implication, or by operation of law including any merger or sale of assets or business) without the prior written consent of InterTrust, in its sole discretion. Any such purported transfer, assignment or delegation by MBC without the appropriate prior written approval shall be null and void ab initio and of
                                                              -- ------
no force or effect. InterTrust shall have the right to delegate, assign or transfer this Agreement and/or its rights or obligations hereunder to any Person, but only in the event that such Person undertakes to assume InterTrust's outstanding obligations.

     14.5 Notices. Any notice or other communication to be given hereunder shall
          -------
be in writing and shall be (as elected by the Party giving such notice): (i) personally delivered; (ii) transmitted by postage prepaid registered or certified airmail, return receipt requested; or (iii) by facsimile with a confirmation copy deposited prepaid with an internationally recognized express courier service. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (a) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally or by express courier; or (b) ten (10) days after the date of posting if transmitted by mail. Notwithstanding the foregoing, communication of Confidential Information or Top Secret Information shall be governed by practices adequate to appropriately protect such information regarding Top Secret Information or as may be specified herein or in the future by InterTrust. Either Party may change its address for purposes hereof on not less than three (3) days prior notice to the other Party. Notice hereunder shall be directed:

                If to MBC, to:

                          3-1 Marunouchi 2-Chome,
                          Chiyoda-ku,
                          TOKYO 100-86, Japan
                          Attn: Norio Okaido
                          General Manager, Multimedia Business Department
                          Fax: 81-3-3210-9144

                If to InterTrust, to:

                          460 Oakmead Parkway
                          Sunnyvale, California 94086
                          Attn: Edmund J. Fish, Esq.
                                Vice President and General Counsel
                          Fax: (408) 222-6144

                                                                    CONFIDENTIAL
                with a copy to:

                          Weil, Gotshal & Manges LLP
                          2882 Sand Hill Road, Suite 280
                          Menlo Park, California 94025
                          Attn: Patrick P. Nguyen, Esq.
                          Fax: (415) 854-3713

     14.6  Waiver. Any of the provisions of this Agreement may be waived by the
           ------
Party entitled to the benefit thereof. Neither Party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by, in the case of InterTrust, InterTrust's President or Chairman, and in the case of MBC, MBC's authorized officer, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     14.7  No Third Party Beneficiaries. Nothing express or implied in this
           ----------------------------
Agreement is intended to confer, nor shall anything herein confer, upon any Customer or any Person other than the Parties and the respective successors or permitted assigns of the Parties, any rights, remedies, obligations or liabilities whatsoever. Notwithstanding the foregoing, to the extent permitted by law, MBC grants InterTrust the right to enforce against any of MBC's sublicenses the terms of the applicable sublicenses or agreements between MBC and its sublicensees for the purpose of asserting MBC's rights in order to protect and enforce InterTrust's rights to InterTrust Property and any other InterTrust rights under this Agreement.

     14.8  No Agency. Nothing herein contained shall be construed to constitute
           ---------
the Parties hereto as partners or joint venturers or the agent of another Party in any sense of those terms whatsoever. Neither Party assumes any liability of the other Party nor shall have any authority to enter into any binding obligation on behalf of the other Party.

     14.9  Recovery of Costs and Expenses. If any Party to this Agreement
           ------------------------------
brings an action against the other Party to enforce its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees and costs incurred in connection with such action, including any appeal of such action.

     14.10 Severability. If the application of any provision or provisions of
           ------------
this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the Parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

                                                                    CONFIDENTIAL

     14.11 Counterparts; Facsimiles. This Agreement may be executed in any
           ------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

     14.12 Force Majeure. If, by reason of labor dispute, strike, inability to
           -------------
obtain labor or materials, fire or other action of the elements, accident, administrative or governmental restriction or appropriation or other causes, whether like or unlike the foregoing, beyond the reasonable control of a Party hereto, such Party is unable to perform in whole or in part its obligations set forth in this Agreement, then such Party shall be relieved of those obligations to the extent it is so unable to perform, and such inability to perform, so caused, shall not make such Party liable to the other Party. Notwithstanding the foregoing, in the event any such cause delays either Party's performance of any of its material obligations under this Agreement, the other Party may suspend its performance under this Agreement for the period such delay continues. Except in the case of application of this Section 14.12 due to the provisions of
Article 13 hereof, this Agreement may be terminated by notice by the Party not seeking excuse from performance, if such event shall prevent performance for longer than one hundred and twenty (120) days. The Party subject to an event of force majeure shall use good faith efforts to comply as closely as possible with the provisions of this Agreement and to avoid the effects of such event to the extent possible.

     14.13 English Translation. Any documents, materials, notices, products,
           -------------------
royalty reports, agreements (including sublicense agreements), copies of promotional materials or other information required to be provided to InterTrust or for InterTrust's review and/or approval hereunder shall be provided in the English language. Any and all translation costs in this regard shall be borne by MBC.

     14.14 Entire Agreement. This Agreement represents the entire agreement of
           ----------------
the Parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, written or oral between the Parties with respect to the subject matter hereof (except as set forth in Section 9.6 hereof) including, without limitation, the MOU except such provisions therein that survive in accordance with the terms thereof.

                                                                    CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by the undersigned duly authorized.

INTERTRUST TECHNOLOGIES                 MITSUBISHI CORPORATION
  CORPORATION



By:____________________________         By:____________________________

Name:__________________________         Name:__________________________

Title:_________________________         Title:_________________________

                                                                    CONFIDENTIAL

                                   EXHIBIT C
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                                  TRADEMARKS
                                  ----------



                             INTERTRUST Trademarks
                             ---------------------

InterTrust
The InterTrust Logo
InterTrust Commerce Architecture
InterTrust Commerce Node
InterTrustworthy
DigiBox
NetTrust
Virtual Process Control
Electronic Value Chain Management



                                MBC Trademarks
                                --------------



(Diamond Mark) Mitsubishi Corporation

                                                                    CONFIDENTIAL

                                   EXHIBIT D
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                    TRADING MODEL COOPERATIVE PROJECT PLAN
                    --------------------------------------


As a general matter, the Trading Model Cooperative Project Plan will: (i) set forth terms and conditions (such as development milestones, cost estimates, development fees, etc.) for the development of the Trading Model Cooperative Application; and (ii) outline and embody a staged approach for the entire development process, from project planning through quality and acceptance testing of generated code.

It is contemplated that Trading Model Cooperative Project Plan will incorporate, as agreed to by the Parties, the following terms:

     . a schedule for completion of various targets and stages (as further set forth below) for development of the Trading Model Cooperative Application;

     . a definition of the tasks for which each participating Party shall be responsible with respect to the Trading Model Cooperative Application project;

     . acceptance testing procedures and criteria for determining that the Trading Model Cooperative Application conforms to the specifications therefor and to InterTrust Specifications;

     . an estimate of the costs for the Trading Model project, a development plan containing budgets and milestones and a specification of a formula for calculating any consideration that the MBC may pay to InterTrust, including any development fees consistent with Section 3.3 hereof; and

     . provisions concerning ownership of Intellectual Property Rights and other rights relating to the Trading Model Cooperative Application, if terms and conditions related to such rights differ in any way from this Agreement.

Furthermore, it is contemplated that the Trading Model Cooperative Project Plan will comprise the development stages as set forth below:

     . description of the Trading Model project and formulation of the desired behavior of the Trading Model Cooperative Application(s) from users' perspectives including preconditions, results and a textual description of the system's behavior (the "Use Cases"), and creating a
                                                     ---------
          document that describes such Use Cases;

     .    creation of a requirements document (the "Requirements Document")
                                                    ---------------------
          based on the Use Cases, that precisely defines the criteria that the Trading Model Cooperative Application must or may meet when completed, including staged criteria reflecting

                                                                    CONFIDENTIAL
          commercial releases of the Trading Model Cooperative Application over a period of time;

     . development of object, functional, and process models that reflect an architecture for the Trading Model Cooperative Application that addresses the detailed Requirements, in particular for first stage releases (the "Object Models");
                         -------------

     . formulation of a design, reflective of the Object Models with sufficient detail to serve as a coding specification (the "Design
                                                                     ------
          Models");
          ------

     .    creation of a test plan for the Design Models (the "Test Plan");
                                                              ---------

     .    production of code that implements the Design Models (the "Application
                                                                     -----------
          Code") and the Test Plan (the "Test Code"); and
          ----                           ---------

     .    validation of the Application Code through the use of the Test Code;

     . design for real world beta test of first stage implementation including thorough bug and security evaluation;

     . process for multiple party pilot operation of the first stage release implementation including comprehensive users' feedback and bug assessments and formal implementation critique; and

     .    stepped commercial release of first stage model.

                                                                    CONFIDENTIAL

                                   EXHIBIT E
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                 FORM OF INTERTRUST CONFIDENTIALITY AGREEMENTS
                 ---------------------------------------------



                       InterTrust Top Secrecy Agreement
                       --------------------------------

                  InterTrust Non-Disclosure/Non-Use Agreement
                  -------------------------------------------

                                                                    CONFIDENTIAL

                                   EXHIBIT F
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                         SPECIAL ADVANCED TECHNOLOGIES
                         -----------------------------

  "Special Advanced Technologies" means technology, systems and/or applications
   -----------------------------
that enable at least one of the following rights management and/or distributed event management advanced capabilities: (i) Dynamic Rules and Controls; (ii) Independent Rules and Controls; (iii) Chain of Handling and Control; (iv) Rights Operating System; (v) Traveling Objects; and (vi) Event Nodes. Without limiting in any way the generality of the terms defined on this Exhibit F, the concepts represented therein are further clarified in InterTrust Intellectual Property (for example, [*], titled [*]), other InterTrust patent applications, and documents and information that InterTrust may provide under this Agreement.

  The foregoing capitalized terms are defined below. All capitalized terms not defined on this Exhibit F, shall have the meaning set forth in the Agreement.

  "Chain of Handling and Control" means technology that at least in part allows
   -----------------------------
or enables the persistence of all or any portion of Dynamic Rules and Controls as such Dynamic Rules and Controls are provided for use to one or more sequences of Persons.

  "Dynamic Rules and Controls" means technology that, at least in part, supports
   --------------------------
the use of control structures to: (i) Manage (for example, govern access to or other use of) Content in accordance with Rules and Controls associated with such Content; and (ii) accept the (a) modification and/or replacement of at least a portion of any such Rules and Controls, and/or (b) addition of Rules and Controls, all in a manner consistent with pre-existing Rules and Controls.

  "Event Nodes" means distributed and fully or partially interoperable
   -----------
electronic nodes, each of which employs Rules and Controls to Manage events based at least in part upon plural nodal activity relating to Content.

  "Independent Rules and Controls" means technology enabling the independent and
   ------------------------------
separate provision of Rules and Controls, whether or not said Rules and Controls are, for example, delivered in the same cryptographic container, or at the same time, as related Content.

  "Rights Operating System" means one or more general purpose computer control
   -----------------------
programs that, independently or in combination with a host operating system, contributes to rights-related interoperability among plural nodes and enables application of Dynamic Rules and Controls and/or Independent Rules and Controls.

   "Traveling Objects" means technology supporting the use and/or re-use of
    -----------------
Content subject to persistent Rules and Controls which Manage Content, so that, when such Content is passed from one user to another such Content does not require a specific authorization by a remote


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FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

authority in each instance to enable a first use by a new user when such Content is passed to such new user.

                                                                    CONFIDENTIAL

                                  EXHIBIT G
             TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                            CHINESE WALL PROCEDURES
                            -----------------------

The "Chinese Wall@ to be implemented to separate the [*], and other employees and/or consultants of MBC that have access to InterTrust Technology or information, is intended to ensure that the [*] project is an [*] development effort not employing any Chinese Wall Information, including insuring that no sensitive or confidential InterTrust Technology or Modified Technology is advertently or inadvertently shared with, disclosed to and/or learned by any individual working on or directing the Active Key Technology project at MBC. The Chinese Wall shall, at a minimum, have the following procedural attributes, serving the purposes indicated:

(1) Group Composition and Lists. The purpose of group composition lists is to
    ---------------------------
keep the Parties and the persons within specific groups informed as to who should have access to information and who should not have such access. MBC shall keep accurate lists of:

    (a) all MBC employees and/or consultants that have access to, work on, have responsibility for, or are privy to, information concerning MBC's Active Key Technology, or are otherwise members of MBC's Active Key Group;

    (b) all MBC employees and/or consultants that have access to, work on, have responsibility for, or are privy to (1) information concerning (A) InterTrust Technology, (B) the Trading Model Cooperative Project, (C) any other Cooperative Application, (D) Modified Technology and/or (E) any MBC designs or plans concerning use (or incorporation) of InterTrust Technology with MBC products, Cooperative Applications and/or related services, or (2) information provided by InterTrust to MBC (including InterTrust Confidential Information and InterTrust Top Secret Information (the "InterTrust
                                                            ----------
    Technology Group:); and
    ----------------

    (c) any MBC employee that is a member of both the Active Key Group and the InterTrust Technology Group; provided that (1) MBC employees and/or
                                 -------------
    consultants that are members of both the Active Key Group and the InterTrust Technology Group shall be strictly limited to senior MBC executives or members of MBC's Board of Directors that have a direct need to know business information relating to both groups, and (2) no such person that is a member of both the Active Key Group and the InterTrust Technology Group shall have any active role in the planning, direction or development of the Active Key Technology other than high level approval of such Group's general direction and efforts.

MBC shall provide copies of such lists to InterTrust and shall immediately update such lists whenever a change in the composition of a relevant group occurs and, within ten (10) business days thereafter, provide InterTrust with a copy of such updated list(s);

(2) Information Security and Handling. The purpose of information security is to
    ---------------------------------
ensure that no relevant Confidential or Top Secret Information is transferred between the Active Key Group

                                                                    CONFIDENTIAL

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FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

and InterTrust Technology Group. The information security procedures shall comprise, at a minimum, the following:

    (a) a member of the InterTrust Technology Group shall not discuss or disclose to persons outside of such group (especially to any member of the Active Key Group) any information concerning the activities of the InterTrust Technology Group including, but not limited to technical and business activities, as well as any confidential information of such group or of InterTrust (whether or not such information includes information about InterTrust Technology or information disclosed by InterTrust to MBC) until the InterTrust Technology Group's business development activities reasonably require the involvement of other MBC employees for the purpose of marketing, sales, and technical support for public beta and product releases of an MBC product, and then only to the extent necessary to directly support such activities for such product and upon thirty (30) days prior written notification to InterTrust; provided, however, that the InterTrust
                                --------  -------  ----
    Technology Group may disclose, to the extent reasonably required for the purposes set forth below, such information to its own accounting, budget management, legal, or other internal administrative department solely for the purpose of obtaining necessary administrative or nontechnical consultant services from such departments.

    (b) except to the extent expressly and reasonably in support of the provisions of Section 2(a) immediately above, no documents (or summaries or material portions thereof) shall be disseminated or disclosed to any person outside of the InterTrust Technology Group;

    (c) except for such MBC employees described in Section (1)(c) above, during the [*] no person who is or has at any time has been part of the InterTrust Technology Group shall be or become part of the Active Key Group, and thereafter, any such person may not, under any circumstances, use any InterTrust Confidential Information or Top Secret Information for the benefit of the Active Key Group; and

    (d) any InterTrust Group information no longer in active use must be shredded or otherwise securely disposed of.

(3) Computer/Network Security. The purpose of Computer/Network security is to
    -------------------------
impede potential information flow between the InterTrust Technology Group and the Active Key Group by limiting access to electronic information. The Computer/Network Security procedures shall comprise, at a minimum, the following:

    (a) no portable storage media (such as floppy disks, Mo, etc.) shall be passed between members of the InterTrust and Active Key groups whether or not such media is thought to contain confidential information of either group;

    (b) no member of the Active Key Group, or any MBC or third party technical personnel, shall have access to the InterTrust Technology Group=s network resources, including file storage, printing, communications, and other host or server resources;

                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

    (c) any server resources of the InterTrust Technology Group must be protected against unauthorized access, at a minimum through the use of individual user passwords; and

    (d) no InterTrust Top Secret Information shall be stored on a server (unless such server is used solely in connection with the InterTrust Technologies Group), or other storage media shared by persons not in the InterTrust Technology Group, and no such InterTrust Top Secret Information shall be included in any e-mail and other electronic communications between members of the InterTrust Technology Group passing through any host or server to which any member of the Active Key Group has any access rights. With respect to Chinese Wall Information other than Top Secret Information, all e-mail and other electronic communication between members of the InterTrust Technology Group containing any such information shall not pass through any host or server to which any member of the defined Key Group has any access rights which enables users to access information as an administrator.

(4) Physical Security. The purpose of physical security is to impede potential
    -----------------
information flow between the InterTrust Technology Group and Active Key Groups by physical separation. The physical security procedures shall comprise, at a minimum, the following:

    (a) no offices or work space may be shared by members of the InterTrust Technology Group and Active Key Group;

    (b) any InterTrust Technology Group area (including areas containing files of such Group) shall have locks and such other appropriate security barriers sufficient to ensure that only authorized persons may enter or obtain access to such areas or information contained therein. No Active Key Group member shall be authorized to enter such InterTrust Technology Group areas; and

    (c) maintenance of a written log shall be kept of persons other than InterTrust Technology Group members who enter any InterTrust Technology Group work area.

(5) Written Procedures and Education. Written procedures and education are
    --------------------------------
intended to aid compliance with information procedures by making sure that employees (including member of the InterTrust Technology Group or the Active Key Group) are aware of the procedures they are expected to follow. MBC shall ensure that relevant employees are informed of the Chinese Wall procedures by, at a minimum:

    (a) memorializing the definition of Chinese Wall Information and the Chinese Wall procedures in a memorandum (the "Chinese Wall Memo") and distributing
                                          -----------------
    the Chinese Wall Memo to each of the persons listed in Section 1 hereof (including new members of the groups, as added; and

    (b) conducting one or more meetings promptly following the Effective Date (and with new employees during an orientation meeting) to explain the Chinese Wall procedures to all affected personnel;

                                                                    CONFIDENTIAL

    (c) periodically advise relevant employees of information considered to be Chinese Wall Information and of the necessity of following the Chinese Wall procedures; and

    (d) posting the requirements of the Chinese Wall procedures in appropriate, prominent locations within the InterTrust Technology Group area to remind Group employees of their Chinese Wall obligations.

                                                                    CONFIDENTIAL